                                                                   Exhibit 10.15



                             REVISED AND RESTATED

                                  FIBER OPTIC

                            FACILITIES AND SERVICES

                                   AGREEMENT

                                    BETWEEN


                         THE SOUTHERN ELECTRIC SYSTEM

                                      AND


                               MPX SYSTEMS, INC.


                            DATED AS OF JUNE 9,1995

Southern Electric System                                       MPX Systems, Inc.
       Revised and Restated Fiber Optic Facilities and Services Agreement
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                       Page
1. Certain Definitions..................................................  1
   1.1   "Additional Capacity"..........................................  1
   1.2   "Affiliate"....................................................  1
   1.3   "Cable"........................................................  1
   1.4   "Capacity".....................................................  2
   1.5   "Completion Date"..............................................  2
   1.6   "Confidential Information".....................................  2
   1.7   "Consultation".................................................  2
   1.8   "Dispute"......................................................  2
   1.9   "Dispute Committee"............................................  2
   1.10  "Electric Facility Upgrades"...................................  2
   1.11  "Electronic Equipment".........................................  2
   1.12  "Equipment"....................................................  2
   1.13  "Exclusive User"...............................................  2
   1.14  "Force Majeure"................................................  2
   1.15  "GAAP".........................................................  2
   1.16  "Maximum Capacity".............................................  3
   1.17  "MPX Space"....................................................  3
   1.18  "New Building".................................................  3
   1.19  "Power Equipment"..............................................  3
   1.20  "Primary Capacity".............................................  3
   1.21  "Route Segment"................................................  3
   1.22  "Route Segment Exhibits".......................................  3
   1.23  "Scheduled Completion Date"....................................  3
   1.24  "Scheduled Illumination Date"..................................  3
   1.25  "SES Electric Facilities"......................................  3
   1.26  "SES Space"....................................................  3
   1.27  "Specifications"...............................................  3
   1.28  "Third Party Fibers"...........................................  3

2. Route Segments.......................................................  3
   2.1   Existing Route Segments........................................  3
   2.2   SES Route Segments.............................................  3
   2.3   MPX Route Segments.............................................  3
   2.4   AT&T Route Segments............................................  3
   2.5   New Route Segments.............................................  3
   2.6   Additional Route Segments......................................  4

3. Fibers and Capacity..................................................  4

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                                       i

Southern Electric System                                       MPX Systems, Inc.
       Revised and Restated Fiber Optic Facilities and Services Agreement
--------------------------------------------------------------------------------

                                                                       Page

   3.1   Generally......................................................  4
   3.2   WDM Windows on Shared Fibers...................................  4
   3.3   SES Interest...................................................  4
      3.3(a)  SES Fibers................................................  4
      3.3(b)  Title to Certain MPX Fibers and Shared Fibers.............  4
      3.3(c)  WDM Windows...............................................  4
      3.3(d)  SES Capacity..............................................  4
      3.3(e)  Service Drops.............................................  4
   3.4   MPX Interest...................................................  4
      3.4(a)  MPX Fibers and Shared Fibers..............................  4
      3.4(b)  Limited MPX Fibers........................................  4
      3.4(c)  WDM Windows...............................................  4
   3.5   Conveyances of Primary and Additional Capacity.................  4
      3.5(a)  By MPX....................................................  4
      3.5(b)  By SES....................................................  4
   3.6   Use of SES Interest by MPX.....................................  4

4. Use of Fibers and Capacity...........................................  5
   4.1   By MPX.........................................................  5
      4.1(a)  MPX Fibers................................................  5
      4.1(b)  Limited MPX Fibers........................................  5
   4.2   By SES.........................................................  5
      4.2(a)  During Term...............................................  5
      4.2(b)  Following Termination.....................................  5
   4.3   Regulatory Approvals...........................................  5

5. Other Capacity to Be Provided to SES by MPX..........................  5

6. Use of SES Electric Facilities.......................................  5
   6.1   Availability of SES Electric Facilities........................  5
   6.2   Electric Facility Upgrades.....................................  6
   6.3   Reimbursement of Cost..........................................  6

7. Profit Sharing Payments..............................................  6
   7.1   Right to Payments..............................................  6
   7.2   Manner of Payment..............................................  6
   7.3   Rates..........................................................  7
   7.4   Treatment of Certain Revenues and Expenses.....................  7
   7.5   Reports and Records............................................  7

8. Title to Property; Taxes.............................................  7
   8.1   Land and Rights in Land........................................  7
   8.2   Electric Facility Improvements.................................  7

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                                       ii

Southern Electric System                                       MPX Systems, Inc.
       Revised and Restated Fiber Optic Facilities and Services Agreement
--------------------------------------------------------------------------------

                                                                       Page
   8.3   Suspension Hardware............................................  7
      8.3(a)  Installed on Overhead Electric Transmission Facilities....  7
      8.3(b)  Installed on Rights-of-Way of Mississippi Power...........  8
      8.3(c)  Installed Elsewhere.......................................  8
   8.4   Static Wire Portion of Cable...................................  8
   8.5   Protective Sheathing...........................................  8
      8.5(a)  Installed on Rights-of-Way of Mississippi Power...........  8
      8.5(b)  Installed Elsewhere.......................................  8
   8.6   MPX Fibers and Shared Fibers...................................  8
      8.6(a) Installed on Rights-of-Way of Mississippi Power............  8
      8.6(b) Installed Elsewhere........................................  8
   8.7   SES Fibers.....................................................  8
   8.8   Equipment......................................................  8
      8.8(a) Existing Equipment.........................................  8
      8.8(b) Additional Equipment.......................................  8
           8.8(b)(i)  For Use with MPX Fibers and WDM Windows...........  8
           8.8(b)(ii) For Use with SES Fibers and WDM Windows...........  8
   8.9   Title to Facilities Physically Located on Rights-of-Way
           of Mississippi Power.........................................  8
   8.10  Transfers of Title Upon Termination of Agreement...............  9
   8.11  Tax Ownership..................................................  9
      8.11(d) Tax Indemnification.......................................  9
      8.11(e) Coordination.............................................. 10
   8.12  Additional Documents........................................... 10
   8.13  Security Interest and Subordination............................ 10
      8.13(a) Covenant.................................................. 10
      8.13(b) Collateral................................................ 10
      8.13(c) Intercreditor and Subordination Agreement................. 10
      8.13(d) Financing Statements...................................... 10

9. Performance of Work.................................................. 10
   9.1   Standards and Procedures....................................... 10
   9.2   Priority....................................................... 10
   9.3   Approved Contractors........................................... 10
   9.4   Right to Assume Responsibility................................. 11
   9.5   Mandatory SES Work............................................. 11

10. Engineering and Design.............................................. 11
  10.1   Cable.......................................................... 11
      10.1(a)  Party Responsible........................................ 11
      10.1(b)  Scope.................................................... 11
  10.2   New Buildings.................................................. 11
      10.2(a)  Party Responsible........................................ 11
      10.2(b)  Scope.................................................... 11

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                                      iii

Southern Electric System                                       MPX Systems, Inc.
       Revised and Restated Fiber Optic Facilities and Services Agreement
--------------------------------------------------------------------------------

                                                                        Page

  10.3   Power Equipment................................................  11
      10.3(a)  Party Responsible........................................  11
      10.3(b)  Scope....................................................  11
  10.4   Electronic Equipment...........................................  11
      10.4(a)  Party Responsible........................................  11
      10.4(b)  Scope....................................................  12
  10.5   Reimbursement of SES's Actual Cost.............................  12

11.  Construction and Installation......................................  12
  11.1   Cable..........................................................  12
      11.1(a)  Party Responsible........................................  12
      11.1(b)  Scope....................................................  12
  11.2   Splicing.......................................................  12
      11.2(a)  Party Responsible........................................  12
      11.2(b)  Scope....................................................  12
  11.3   New BuIldings..................................................  12
      11.3(a)  Party Responsible........................................  12
      11.3(b)  Scope....................................................  12
  11.4   Power Equipment................................................  12
      11.4(a)  Party Responsible........................................  12
      11.4(b)  Scope....................................................  12
  11.5   Electronic Equipment...........................................  12
      11.5(a)  Party Responsible........................................  12
      11.5(b)  Scope....................................................  12
  11.6   Reimbursement of SES's Actual Cost.............................  12

12.  Acquisition of Materials, Supplies and Equipment...................  12
  12.1   Existing Equipment.............................................  13
  12.2   Responsibility for Acquisition.................................  13
      12.2(a)  Cable....................................................  13
      12.2(b)  New Buildings............................................  13
      12.2(c)  Power Equipment..........................................  13
      12.2(d)  Electric Equipment.......................................  13
  12.3   Conformity to Design...........................................  13
  12.4   Responsibility for Cost........................................  13
      12.4(a)  Cable....................................................  13
      12.4(b)  New Buildings............................................  13
      12.4(c)  Equipment for Shared Fibers..............................  13
      12.4(d)  Equipment for Other MPX Interest.........................  13
      12.4(e)  Certain Equipment for SES Interest.......................  13
      12.4(f)  Remaining Equipment for SES Interest.....................  13

13.  Schedule...........................................................  13

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                                       iv

Southern Electric System                                       MPX Systems, Inc.
       Revised and Restated Fiber Optic Facilities and Services Agreement
--------------------------------------------------------------------------------

                                                                        Page
  13.1   Generally....................................................... 13
  13.2   Completion...................................................... 13

14.  Specifications; Testing............................................. 14
  14.1   Conformity to Specifications.................................... 14
  14.2   Responsibility for Testing...................................... 14
  14.3   Test Equipment and Training Provided by MPX..................... 14
  14.4   Reimbursement of Cost........................................... 14

15.  Maintenance and Repair.............................................. 14
  15.1   Cable........................................................... 14
      15.1(a)  Party Responsible......................................... 14
      15.1(b)  Scope..................................................... 14
  15.2   New Buildings................................................... 14
      15.2(a)  Party Responsible......................................... 14
      15.2(b)  Scope..................................................... 14
  15.3   Power Equipment................................................. 14
      15.3(a)  Party Responsible......................................... 14
      15.3(b)  Scope..................................................... 14
  15.4   Electronic Equipment............................................ 14
      15.4(a)  Party Responsible......................................... 14
      15.4(b)  Scope..................................................... 14
  15.5   Network Monitoring.............................................. 15
  15.6   Reimbursement of SES's Actual Cost.............................. 15
  15.7   Upgrades and Rebuilding......................................... 15
      15.7(a)  No Upgrades or Rebuilding of Buildings or Cable........... 15
      15.7(b)  Additions and Replacement of Equipment.................... 15
      15.7(c)  Redeployment of Equipment................................. 15

16.  Restoration in the Event of Outages................................. 15

17.  Alteration of Route................................................. 16

18.  Approvals and Consultations......................................... 16

19.  SES's Actual Costs; Billing and Verification........................ 16

20.  Easements and Public Right-of-Way................................... 17
  20.1   For Cable Installed on SES Electric Facilities.................. 17
  20.2   For SES Interest Not Located on SES Electric Facilities......... 18
  20.3   Street Franchises............................................... 18
  20.4   Fees............................................................ 18


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                                       v

Southern Electric System                                       MPX Systems, Inc.
       Revised and Restated Fiber Optic Facilities and Services Agreement
--------------------------------------------------------------------------------

                                                                        Page
21.   Term; Termination.................................................. 18
  21.1   Original and Renewal Terms...................................... 18
  21.2   Termination..................................................... 18
      21.2(a)  By Mutual Agreement....................................... 18
      21.2(b)  For Default............................................... 18
      21.2(c)  As Otherwise Provided..................................... 18
  21.3   Rights Upon Termination......................................... 18

22.  Default; Remedies................................................... 18
  22.1   Events of Default............................................... 19
  22.2   Limitation of Remedies.......................................... 19
  22.3   Specific Performance............................................ 19
  22.4   Remedies Cumulative............................................. 19

23.  Insurance........................................................... 19

24.  Casualty............................................................ 19

25.  Indemnification and Limitation of Liability......................... 20

26.  Access and Security................................................. 21

27.  Confidentiality..................................................... 21

28.  Other Activities of Parties......................................... 22

29.  Dispute Resolution.................................................. 22

30.  Conditions Precedent................................................ 22

31.  Notices............................................................. 22
  31.1   To SES.......................................................... 22
  31.2   To MPX.......................................................... 22

32.  Assignment; Right of First Offer/Refusal............................ 23
  32.1   By SES.......................................................... 23
      32.1(a)  Prohibition of Assignment................................. 23
      32.1(b)  Right of First Negotiation................................ 23
  32.2   By MPX.......................................................... 23
      32.2(a)  Prohibition of Assignment................................. 23
      32.2(b)  Right of First Offer...................................... 23
      32.2(c)  Right of First Refusal.................................... 24
      32.2(d)  Earnest Money............................................. 24


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                                      vi

Southern Electric System                                       MPX Systems, Inc.
       Revised and Restated Fiber Optic Facilities and Services Agreement
--------------------------------------------------------------------------------

                                                                        Page

      32.2(e)  Closing................................................... 24
      32.2(f)  Transfer to Third Party................................... 24
  32.3   Right to Permit Others to Use Interest Not Affected............. 25
  32.4   Confidentiality................................................. 25

33.  General............................................................. 25
  33.1   Access to Records............................................... 25
  33.2   Expenses........................................................ 25
  33.3   Compliance with Laws............................................ 25
  33.4   Force Majeure................................................... 25
  33.5   Amendment....................................................... 25
  33.6   Binding Effect; Limitation of Benefits.......................... 25
  33.7   Severability.................................................... 25
  33.8   Independent Contractors......................................... 25
  33.9   Exercise of Right............................................... 25
  33.10  Additional Actions and Documents................................ 25
  33.11  Survival........................................................ 25
  33.12  Entire Agreement................................................ 26
  33.13  Headings........................................................ 26
  33.14  Counterparts.................................................... 26

34.   Completion of Exhibits............................................. 26

Exhibit A
Specifications...........................................................  i

Exhibit B
Standards and Procedures.................................................  i

Exhibit C
Mandatory SES Work.......................................................  i

Exhibit D
Existing Route Segments..................................................  i

Exhibit E
SES Route Segments.......................................................  i

Exhibit F
Non-SES Route Segments...................................................  i

Exhibit G
AT&T Route Segments......................................................  i


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                                      vii

Southern Electric System                                       MPX Systems, Inc.
       Revised and Restated Fiber Optic Facilities and Services Agreement
--------------------------------------------------------------------------------

                                                                        Page

Exhibit H
New Route Segments........................................................ i

Exhibit I
Existing Equipment........................................................ i

Exhibit J
Test Equipment and Training Provided by MPX............................... i

Exhibit K
Overhead Charges.......................................................... i


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                                      viii

                           REVISED AND RESTATED
                       FIBER OPTIC FACILITIES AND SERVICES

                                    AGREEMENT

   This REVISED AND RESTATED FIBER OPTIC FACILITIES AND SERVICES AGREEMENT (this "Agreement") is entered into as of June 9, 1995 (the "Restatement Date") by and between SOUTHERN DEVELOPMENT AND INVESTMENT GROUP, INC. ("Southern Development"), a corporation organized and existing under the laws of the State of Georgia and having its principal place of business at 64 Perimeter Center East, Atlanta, GA 30346, on behalf of itself and as agent for Alabama Power Company ("Alabama Power"), Georgia Power Company ("Georgia Power"), Gulf Power Company ("Gulf Power"), Mississippi Power Company ("Mississippi Power"), Savannah Electric and Power Company ("Savannah Electric"), Southern Electric Generating Company ("SEGCO") and Southern Company Services, Inc. ("SCSI") (Southern Development, Alabama Power, Georgia Power, Gulf Power, Mississippi Power, Savannah Electric, SEGCO and SCSI being collectively referred to herein as the "Southern Electric System" or "SES"), and MPX Systems, Inc., a corporation organized and existing under the laws of the State of South Carolina with offices at 440 Knox Abbott Drive, Suite 240, Cayce, SC 29033 ("MPX").


                             W i t n e s s e t h :



   WHEREAS, MPX and SCSI, on behalf of itself and as agent for Georgia Power, are parties to that certain Agreement for the Provision of Fiber Optic Facilities and Services dated as of ___, 1986, as amended (the "Georgia Agreement"), and MPX and SCSI, on behalf of itself and as agent for Alabama Power and SEGCO, are parties to that certain Agreement for the Provision of Fiber Optic Facilities and Services dated as of June 19, 1986, as amended (the "Alabama Agreement"), pursuant to which SES has installed fiber optic cables in the static wire as part of its electric transmission operations along certain of its transmission lines and, in consideration of MPX having provided substantial portions of the capital required for such installation of fiber optic cable and other matters, has granted to MPX the exclusive right to use a significant portion of the telecommunications capacity of such fiber optic cables;

   WHEREAS, Alabama Power, Georgia Power, SEGCO and SCSI have assigned to Southern Development certain of their rights under the Georgia Agreement and the Alabama Agreement;

   WHEREAS, Southern Development has been authorized by the Securities and Exchange Commission pursuant to the Public Utility Holding Company Act of 1935 to acquire and operate on behalf of SES a prototype energy management communications network; and

   WHEREAS, the Parties hereto desire to consolidate and restate in a single agreement the Georgia Agreement, as amended, and the Alabama Agreement, as amended, to revise certain of the terms of such agreements, and to provide for the installation of additional fiber optic cables on SES's electric transmission and distribution lines, structures, poles, conduits and rights-of-way and for other matters;

   NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the Parties hereto, intending to be legally bound, do hereby agree as follows:

   1.  CERTAIN DEFINITIONS.

   For purposes of this Agreement and as used herein, the following capitalized terms shall have the meanings indicated:

   1.1 "Additional Capacity" -- The term "Additional Capacity" shall have the meaning given to it in the Georgia Agreement and the Alabama Agreement. The Additional Capacity shall cease to exist on the Restatement Date and be functionally superseded by the MPX Interest.

   1.2     "Affiliate" --  The term "Affiliate" shall mean:

       1.2(a) any person or entity that directly or indirectly owns, controls or holds with power to vote, five percent (5%) or more of the outstanding voting securities of an entity;

       1.2(b) any entity five percent (5%) of more of whose outstanding voting securities are owned, controlled, or held with power to vote, directly or indirectly, by a Party; or

       1.2(c) any person who is an executive officer or director of an entity or of any entity which is an Affiliate thereof under Clause 1.2(a);

provided, however, that no member of the Southern Electric System shall be deemed to be an Affiliate of MPX for purposes of this Agreement.

   1.3 "Cable" -- Fiber optic cable, including, without limitation, associated suspension hardware, conduits, attachments, structures, and shelters, previously installed pursuant to the Georgia Agreement and the Alabama Agreement or to

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                                  Page 1 of 27

Southern Electric System                                      MPX Systems, Inc.
      Revised and Restated Fiber Optic Facilities and Services Agreement
--------------------------------------------------------------------------------

be installed pursuant to this Agreement on SES Electric Facilities and in other locations as provided herein.

   1.4 "Capacity" -- Telecommunications transmission capacity provided over fiber optic facilities identified in this Agreement.

   1.5 "Completion Date" -- With respect to any Route Segment, the date on which MPX gives written notice to SES as provided in Subsection 13.2 to the effect that MPX agrees that such Route Segment has been completed.

   1.6 "Confidential Information" -- Information provided by one Party to this Agreement to the other Party which is considered by the providing Party to be confidential, proprietary information and which is specifically identified as such in writing at or before the time it is provided to such other Party.

   1.7 "Consultation" -- Whenever in this Agreement it is provided that one Party will take action "in consultation with" the other Party, it is intended that such consultation shall be thorough and meaningful, and that the view of such other Party with regard to the matter under consultation shall be given the weight appropriate to the experience and expertise of such Party in connection with matters of the nature to which such consultation relates, but not necessarily greater weight than the view of the acting Party.

   1.8 "Dispute" -- Any controversy or claim between the Parties hereto arising out of or relating to this Agreement or any breach thereof.

   1.9 "Dispute Committee" -- A committee, consisting of one individual designated by SES and one individual designated by MPX, to which any Dispute may be submitted in an effort to resolve such Dispute.

   1.10 "Electric Facility Upgrades" -- Improvements or upgrades to SES Electric Facilities that are required to support the installation, presence and maintenance of the Cable and any Equipment on or within such SES Electric Facilities in accordance with SES's standard practices, procedures and requirements applicable to SES Electric Facilities of the kind involved.

   1.11 "Electronic Equipment" -- All electronic and optronic equipment, including, without limitation, repeaters, terminals, junctions, alarm monitoring equipment and all other necessary and related articles of Equipment (other than Power Equipment) required in order to provide usable end-to-end Capacity over any portion of the System.

   1.12 "Equipment" -- Refers collectively to Power Equipment and Electronic Equipment.

   1.13 "Exclusive User" -- A person or entity with which MPX has a direct contractual relationship permitting such person or entity the exclusive use of all or substantially all of the MPX Fibers and the Capacity thereof on any Route Segment OTHER THAN the 55 Park Place-Tap Route Segment, the Tap-Hartwell Route Segment, and the 55 Park Place-Morrow Route Segment.

   1.14 "Force Majeure" -- The occurrence or nonoccurrence of any act or event that has, had or reasonably may be expected to have an adverse effect on the rights or the obligations arising pursuant to this Agreement or an adverse effect on the engineering, construction, installation, operation, maintenance or management of all or any portion of the System, if such act or event is beyond the reasonable control of the Party relying thereon as justification for not performing an obligation or complying with any condition required of such Party pursuant to this Agreement. Such acts or events include, but are not limited to, the following:

       1.14(a) Acts of God, landslides, sink holes, lightning, hurricanes, earthquakes, fires, explosions, floods, acts of a public enemy, wars, blockades, insurrections, riots or civil disturbances.

       1.14(b) Labor disputes, strikes, work slowdowns, or work stoppages;

       1.14(c) Orders, writs, decrees or judgments of any federal, state, or local court, administrative agency, or governmental body, so long as not the result of wanton or willful action or inaction of the Party relying thereon; provided, however, the contesting in good faith by such Party of any such order or judgment, or the good faith failure by such Party to contest any such order or judgment, shall not constitute or be construed to constitute a wanton or willful action or inaction of such Party;

       1.14(d) The suspension, termination, interruption, denial, or failure of renewal of any permit, license, consent, authorization, or approval necessary to the engineering, design, construction, installation, operation, maintenance or management of the System if such act or event is not the result of wanton or willful action of the Party relying thereon;

       1.14(e) The adoption of or change after the date of the execution of this Agreement in any federal, state, or local laws, rules, regulations, ordinances, permits, or licenses, or changes in the interpretation of such laws, rules, regulations, ordinances, permits, or licenses by a court or public agency having jurisdiction;

       1.14(f) The failure of any subcontractor or any supplier to furnish labor, services, materials, or equipment in accordance with its contractual obligations, provided such failure is itself due to an event of force majeure or its adverse effect and the Party relying thereon cannot obtain substitute performance within a reasonable time; or

       1.14(g) A defect in manufactured equipment or manufactured components.

       1.15 "GAAP" -- Generally accepted accounting principles consistently applied.

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                                  Page 2 of 27

Southern Electric System                                      MPX Systems, Inc.
      Revised and Restated Fiber Optic Facilities and Services Agreement
--------------------------------------------------------------------------------

   1.16 "Maximum Capacity" -- The maximum half- or full-duplex telecommunications transmission capacity which may be implemented at any time during the term of this Agreement using any given configuration of optical fibers and commercially available electronic and optronic equipment. It is hereby expressly recognized by the Parties that the telecommunications transmission capacity available from any given configuration of optical fibers is at present and for the foreseeable future will be increasing rapidly because of technological advances, and the Parties expressly intend to incorporate in this Definition 1.16 the effect of such technological advances.

   1.17 "MPX Space" -- Floor space provided or to be provided by SES for the use of MPX to install its digital access, cross connect and other equipment.

   1.18 "New Building" -- Any new repeater or terminal building required on a Route Segment.

   1.19 "Power Equipment" -- All power sources and other necessary and related articles of Equipment (other than Electronic Equipment) required in connection with the operation of the Electronic Equipment in order to provide usable end-to-end Capacity over any portion of the System.

   1.20 "Primary Capacity" -- The term "Primary Capacity" shall have the meaning given to it in the Georgia Agreement and the Alabama Agreement. The Primary Capacity shall cease to exist on the Restatement Date and be functionally superseded by the SES Interest.

   1.21 "Route Segment" -- A portion of the MPX System and the SES System between one of the numbered pairs of locations set forth in the Route Segment Exhibits.

   1.22 "Route Segment Exhibits" -- The term "Route Segment Exhibits" refers collectively to Exhibits D, E, F, G, and H.

   1.23 "Scheduled Completion Date" -- The date on which the installation of Cable on a Route Segment is scheduled to be completed, as indicated in the applicable Route Segment Exhibit.

   1.24 "Scheduled Illumination Date" -- The date on which the Equipment on a Route Segment is scheduled to be fully operational, as indicated in the applicable Route Segment Exhibit.

   1.25 "SES Electric Facilities" -- Electric transmission and distribution lines, structures, poles, conduits and rights-of-way owned or controlled by Alabama Power, Georgia Power, Gulf Power, Mississippi Power, Savannah Electric, SEGCO, or any combination thereof.

   1.26 "SES Space" -- Floor space provided or to be provided by MPX for the use of SES optronics, multiplex, and associated equipment.

   1.27 "Specifications" -- The performance specifications for the System set forth in Exhibit A hereto.

   1.28 "Third Party Fibers" -- Optical fibers contained within the same physical cable with SES Fibers and MPX Fibers on a Route Segment to the exclusive use of which one or more persons or entities OTHER THAN SES and MPX is entitled, either on an indefeasible right of user basis or the equivalent or by reason of the beneficial ownership of such optical fibers.

   In addition to the foregoing, certain other terms are defined hereinafter.

   2.  ROUTE SEGMENTS.

       2.1 Existing Route Segments. The Parties have heretofore installed certain Cables on SES Electric Facilities on the Route Segments identified in Exhibit D, which indicates for each Route Segment the number of optical fibers and the amount of Capacity comprising the Primary Capacity, the Additional Capacity, the SES Interest, and the MPX Interest, respectively, as well as the number of Third Party Fibers, if any.

       2.2 SES Route Segments. SES has heretofore installed, or will hereafter install certain Cables on SES Electric Facilities, a portion of which it agrees as provided herein to make available to MPX, on the Route Segments identified in Exhibit E, which indicates for each Route Segment the number of optical fibers and the amount of Capacity comprising the SES Interest and the number of optical fibers comprising the MPX Interest, as well as the number of Third Party Fibers, if any.

       2.3 MPX Route Segments. MPX has heretofore installed, or will hereafter install certain Cables in locations other than on SES Electric Facilities, a portion of which it agrees as provided herein to make available to SES, on the Route Segments identified in Exhibit F, which indicates for each Route Segment the number of optical fibers and the amount of Capacity comprising the SES Interest and the number of optical fibers comprising the MPX Interest, as well as the number of Third Party Fibers, if any.

       2.4 AT&T Route Segments. SES has heretofore installed certain Cables on SES Electric Facilities pursuant to agreements with AT&T Communications of the Southern States, Inc. ("AT&T"), a portion of which it agrees as provided herein to make available to MPX for certain limited uses on the AT&T Route Segments identified in Exhibit G, which indicates for each AT&T Route Segment the number of optical fibers comprising the Limited MPX Fibers.

       2.5 New Route Segments. The Parties agree to install Cables pursuant to this Agreement, on SES Electric Facilities except as indicated, on the Route Segments identified in Exhibit H, which indicates for each Route Segment the number of optical fibers and the amount of Capacity comprising the SES Interest and the number of

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Southern Electric System                                      MPX Systems, Inc.
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optical fibers comprising the MPX Interest, as well as the number of Third Party
Fibers, if any.

       2.6 Additional Route Segments. In the event that the Parties agree after the Restatement Date to install Cables pursuant to this Agreement on any additional Route Segments or to make available to each other any Fibers or Capacity on any other Route Segments on which Cable has been or is hereafter installed by one of the Parties, they shall prepare and execute one or more attachments to Exhibits E, F, G, or H, as applicable, identifying such Route Segments and indicating for each the number of optical fibers and the amount of Capacity comprising the SES Interest and the number of optical fibers comprising the MPX Interest, as well as the number of Third Party Fibers, if any.

   3.  FIBERS AND CAPACITY.

       3.1 Generally. Each Route Segment shall consist of the number of optical fibers and associated electronics indicated in the applicable Route Segment Exhibit.

       3.2 WDM Windows on Shared Fibers. Shared Fibers, identified as such in the Route Segment Exhibits, shall be shared by the Parties utilizing wavelength division multiplexing technology (or an equivalent technology allowing for multiple, related or unrelated lasers to induce multiple signals onto a common fiber), with the cost thereof apportioned as indicated in the Route Segment Exhibits.

       3.3 SES Interest. The SES Interest on each Route Segment shall consist of--

       3.3(a) SES Fibers-- Title to and the exclusive right to use the number of optical fibers identified as "SES Fibers" on the applicable Route Segment Exhibit;

       3.3(b) Title to Certain MPX Fibers and Shared Fibers-- Title to the number of optical fibers identified as "MPX Fibers" and "Shared Fibers" on the applicable Route Segment Exhibit, in the case of MPX Fibers and Shared Fibers physically located in any right-of-way of Mississippi Power;

       3.3(c) WDM Windows-- The exclusive use of the number of WDM Windows, if any, for wavelength division multiplexing over any Shared Fibers, as indicated on the applicable Route Segment Exhibit;

       3.3(d) SES Capacity-- The use of Equipment providing the amount of Capacity identified as "SES Capacity" on the applicable Route Segment Exhibit, provided over the MPX Fibers or Shared Fibers on such Route Segment; and

       3.3(e) Service Drops-- The use of Equipment providing access to the SES Capacity as indicated on each Route Segment Exhibit.

       3.4 MPX Interest. The MPX Interest on each Route Segment shall consist of--

       3.4(a) MPX Fibers and Shared Fibers--

       3.4(a)(i)   Title to the number of optical fibers identified as "MPX
       Fibers" and "Shared Fibers" on the applicable Route Segment Exhibit, except in the case of MPX Fibers and Shared Fibers physically located in any right-of-way Mississippi Power, and;

       3.4(a)(ii) the exclusive right to use the number of optical fibers identified as "MPX Fibers" on the applicable Route Segment Exhibit, regardless of location;

       3.4(b) Limited MPX Fibers-- The right to use, solely for the limited purposes identified in Paragraph 4.1(b), the number of optical fibers identified as "Limited MPX Fibers" on Exhibit G; and

       3.4(c) WDM Windows-- The exclusive use of the number of WDM Windows, if any, for wavelength division multiplexing over any Shared Fibers, as indicated on the applicable Route Segment Exhibit;

provided, however, that MPX shall provide to SES over such MPX Fibers and Shared Fibers, if any, the SES Capacity indicated on the applicable Route Segment Exhibit as provided in Paragraph 3.3(d).

       3.5  Conveyances of Primary and Additional Capacity.

       3.5(a) By MPX-- MPX hereby conveys to SES MPX's exclusive right to use the Additional Capacity as defined in the Georgia Agreement and the Alabama Agreement to the extent necessary to accomplish the allocation of optical fibers and Capacity between the SES Interest and the MPX Interest as set forth in this Section 3.

       3.5(b) By SES-- SES hereby conveys to MPX SES's exclusive right to use the Primary Capacity as defined in the Georgia Agreement and the Alabama Agreement to the extent necessary to accomplish the allocation of optical fibers and Capacity between the SES Interest and the MPX Interest as set forth in this Section 3.

       3.6 Use of SES Interest by MPX.

The Parties recognize that from time to time the SES Interest on some Route Segments may exceed SES's requirements for telecommunications capacity over such Route Segments, and that MPX may in many cases be able to make profitable use of such SES Interest that is in excess of SES's requirements. Accordingly, MPX shall be entitled upon reasonable notice to SES to use that portion of the SES Interest not then being used or forecast for use within eighteen (18) months by SES, in such amounts and between such locations as may be designated by MPX from time to time upon reasonable notice to SES. Notwithstanding the foregoing, SES may reclaim the use of any or all such SES Interest for use by SES at any time and from time to time upon reasonable notice to MPX.

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Southern Electric System                                      MPX Systems, Inc.
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Revenues received and expenses incurred by MPX in connection with any such use of the SES Interest by MPX shall be deemed to be received and incurred in connection with MPX's use of the MPX Interest for purposes of Section 7.

   4.  USE OF FIBERS AND CAPACITY.

       4.1    By MPX.

       4.1(a) MPX Fibers-- Throughout the Term of the Agreement, MPX may use (or permit the use of) the MPX Fibers and the Capacity thereof for any lawful purpose.

       4.1(b) Limited MPX Fibers-- Notwithstanding Paragraph 4.1(a), throughout the Term of the Agreement, MPX may use (or permit the use of) the Limited MPX Fibers located on the AT&T Route Segments identified in Exhibit G and the Capacity thereof for the sole purpose of providing redundancy to the route operated by MPX into Columbus, Georgia on the Restatement Date. Notwithstanding any other provision of this Agreement, MPX shall reimburse SES for any amount that SES may become obligated to pay to AT&T by reason of any use by or under the authority of MPX of the Limited MPX Fibers.

       4.2    By SES.

       4.2(a) During Term-- Throughout the Term of the Agreement, SES may use (or permit the use of) the SES Fibers, the Capacity thereof, and the SES Capacity for any lawful purpose; provided, however, that SES agrees that except to the extent that it may be prohibited by law or regulatory policy from restricting the resale of telecommunications services provided by SES, and except for the SES Fibers located on the Meridian-Hattiesburg Route Segment, the Hattiesburg-Landon Route Segment, and the Landon-Gulfport Route Segment, it shall not use the SES Fibers or the Capacity thereof or the SES Capacity to provide telecommunications transmission capacity to others for resale in an aggregate amount to any single person or entity greater than DS3; provided further, that the foregoing shall not be construed to prohibit SES from using or permitting the use of the SES Fibers or the Capacity thereof or the SES Capacity for any purpose solely on the ground that (whether or not by reason of such use) SES is or would be prohibited by law or regulatory policy from restricting the resale of telecommunications services so provided; provided, moreover, that SES may nevertheless use the SES Fibers and the Capacity thereof or the SES Capacity to provide telecommunications transmission capacity to others for resale in aggregate amounts greater than DS3 in the absence of any law or regulatory policy prohibiting SES from restricting the resale of telecommunications services so provided if it first makes a single payment to MPX in an amount equal to three (3) times--

       4.2(a)(i)     the undepreciated balance (based upon straight line
       depreciation over a period of forty (40) years), determined as of the date of such payment, of MPX's total investment in Cables installed on SES rights-of-way pursuant to this Agreement,

       4.2(a)(ii)    multiplied by a fraction,

          4.2(a)(ii)(A) the numerator of which is the total number of fiber-
                        miles comprising the SES Fibers, and

          4.2(a)(ii)(B) the denominator of which is the total number of fiber-
                        miles comprising the SES Fibers and the MPX Fibers.

       4.2(b) Following Termination-- Following termination of the Agreement for any reason, SES shall have the full beneficial ownership of--

       4.2(c) all Cable and Equipment installed hereunder on SES Electric Facilities, and

       4.2(d) all Equipment and all Cable installed in other locations, in either case, required to provide the SES Capacity over each and every Route Segment;

and may use (or permit the use of ) all such Cable and Equipment and the Capacity thereof for any lawful purpose.

       4.3 Regulatory Approvals. Each Party represents and warrants to the other that it shall not make any Capacity available to any other person or entity or use any Capacity to provide any telecommunications service to any other person or entity without first obtaining any and all governmental or regulatory approvals or authorizations that may be required for such use of Capacity by such Party.

   5.  OTHER CAPACITY TO BE PROVIDED TO SES BY MPX.

   Throughout the Term of this Agreement, SES shall be entitled to the use of fiber optic telecommunications capacity provided by MPX on MPX's network of fiber optic telecommunications facilities (including, without limitation, facilities not located on the Route Segments identified in this Agreement) in such reasonable amounts (subject to available capacity) and between such locations as may be designated by SES from time to time upon reasonable notice to MPX upon terms and conditions, (including, without limitation, price) no less favorable than the terms and conditions upon which MPX provides comparable amounts of fiber optic telecommunications capacity to other persons or entities other than Affiliates of MPX, except to the extent that MPX may lack any legal or regulatory authority required in order to provide such fiber optic telecommunications capacity to SES upon such terms and conditions.

   6.  USE OF SES ELECTRIC FACILITIES.

       6.1 Availability of SES Electric Facilities. SES has made available SES Electric Facilities for

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the continuous installation of Cable and Equipment on the existing Route
Segments identified in Exhibit D and shall make SES Electric Facilities available as required to provide for a continuous location on which the Cable and the Equipment can be placed along the Route Segments identified in Exhibit H, except as indicated in such Exhibit. Space for Cable and Equipment shall be made available on distribution poles of Alabama Power, Georgia Power, Gulf Power, Mississippi Power and Savannah Electric pursuant to separate agreements with Alabama Power, Georgia Power, Gulf Power, Mississippi Power and Savannah Electric, respectively, the provisions of which shall prevail over the provisions of this Agreement to the extent of any conflict.

       6.2 Electric Facility Upgrades. SES shall, in consultation with MPX, engineer, design, construct and install any and all Electric Facility Upgrades on each and every Route Segment and shall be responsible for the acquisition of all materials and supplies required for such Electric Facility Upgrades.

       6.3 Reimbursement of Cost. MPX shall reimburse SES's Actual Cost incurred in connection with Electric Facility Upgrades required by reason of the installation of Cable or Equipment on SES Electric Facilities OTHER THAN improvements or upgrades that are already scheduled, contemplated, or reasonably necessary or that would have been reasonably necessary within the next five (5) years in the absence of the installation of such Cable or Equipment.

   7.  PROFIT SHARING PAYMENTS.

       7.1 Right to Payments. In addition to all other amounts payable to SES by MPX as provided herein, in consideration of services provided by Southern Development in connection with the negotiation, administration, and performance of this Agreement, including, without limitation, technical consulting services, design, engineering, procurement and construction planning, training, and supervision and overall coordination of SES's administration and performance of the Agreement, Southern Development shall for each calendar year during the Term of this Agreement be entitled to a payment equal to two and eight-tenths percent (2.8%) of MPX's Net Income from Operations ("Profit Sharing Payments"). Net Income from Operations is defined as Income from Operations (pretax) less Interest Expense plus any Interest or Other Income less any Provision for Income Taxes. In the event that MPX allows an Exclusive User to use the MPX Fibers or Limited MPX Fibers on any Route Segment as allowed by Subsection 4.1, the Net Income from Operations of such Exclusive User, attributable to such MPX Fibers, will be subject to the obligation to pay Southern Development the Profit Sharing Payments. MPX shall by contract require each Exclusive User to pay such Profit Sharing Payments to Southern Development and shall be liable to Southern Development for any such Profit Sharing Payments that are not paid by any Exclusive User. In the event that any Exclusive User is a partnership and not directly subject to federal, state or local taxation, the Calculated Effective Rate will be used to calculate the Provision for Income Taxes deducted from Income from Operations to arrive at Net Income from Operations of such Exclusive User. The Calculated Effective Rate will be equal to the effective rate for financial reporting purposes that such Exclusive User would have if that Exclusive User were directly subject to taxation. The effective rate for such Exclusive User will be the effective rate for financial reporting purposes and not for the purposes of income tax reporting; accordingly, the Calculated Effective Rate will give effect to permanent differences, and not give effect to temporary differences, between financial reporting income and taxable income as defined by GAAP. The Calculated Effective Rate will be calculated each year based upon the applicable state apportionments, federal tax rates, state tax rates, and local tax rates. In the event that an Exclusive User has multiple operations included in its financial statements, MPX shall by contract require such Exclusive User to maintain its records in a manner which will allow the determination of Net Income from Operations attributable to the MPX Fibers. If certain expense items are not directly attributable to distinct operations of an Exclusive User, such expense items will be allocated based upon the proportion of revenue attributable to the MPX Fibers to total revenues of the Exclusive User. SES and MPX agree that if MPX's or an Exclusive User's Net Income from Operations for a calendar year is a negative amount, then SES has no obligation to make any payment to MPX or any Exclusive User. MPX or any Exclusive User will only be allowed to offset the cumulative impact of a negative Net Income from Operations for a quarter against a positive amount for another quarter within the same calendar year. In the event that a cumulative negative amount exists for a calendar year, MPX or an Exclusive User will not be allowed to offset any negative amount for one calendar year against positive amounts for future calendar years for the purpose of determining the Profit Sharing Payments. Southern Development shall be entitled to receive Profit Sharing Payments from MPX and each Exclusive User for each calendar year in which MPX's or such Exclusive User's Net Income from Operations attributable to the MPX Fibers is a positive amount, without any deduction or offset by reason of the fact that MPX's or another Exclusive User's Net Income from Operations for such calendar year may be a negative amount. Accounting terms used in this Subsection 7.1 but not otherwise defined shall have the meaning provided and be construed in accordance with GAAP.

       7.2 Manner of Payment. MPX and each Exclusive User shall make the Profit Sharing Payments to Southern Development provided for in Subsection 7.1 quarterly within forty-five (45) days following the end of each of the first three (3) calendar quarters in each calendar year, with the

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Southern Electric System                                       MPX Systems, Inc.
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balance (including, without limitation, any adjustment required to correct for overpayment or underpayment of any quarterly payment) payable within ninety (90) days after the end of the calendar year.

       7.3 Rates. MPX shall have the exclusive right to set all rates for the provision of Capacity or the use of the MPX Fibers to others by MPX.

       7.4 Treatment of Certain Revenues and Expenses. In determining the Net Income from Operations of MPX or of any Exclusive User, revenues and expenses associated with or resulting from any transaction or agreement between MPX or such Exclusive User and any Affiliate of MPX or of such Exclusive User, as the case may be, or any officer, director, or shareholder of MPX or such Exclusive User, as the case may be, or of an Affiliate of MPX or such Exclusive User, as the case may be, shall be treated as follows:

       7.4(a) No such expense associated with or resulting from any such transaction or agreement shall be taken into account to the extent that such transaction or agreement is not in the ordinary course of business of MPX or such Exclusive User, as the case may be, and pursuant to the reasonable requirements of the business of MPX or such Exclusive User, as the case may be, and upon fair and reasonable terms no less favorable to MPX or such Exclusive User, as the case may be, than would be obtained in comparable arms-length transactions or agreements with a person not an Affiliate of MPX or such Exclusive User, as the case may be, or such an individual; and

       7.4(b) The revenue received by MPX or such Exclusive User, as the case may be, from such transaction or agreement shall be deemed to be not less than the revenue that would be obtained in comparable arms-length transactions or agreements with a person not an Affiliate of MPX or such Exclusive User, as the case may be, or such an individual.

       7.5    Reports and Records.

       7.5(a) MPX shall maintain full and complete books and records relating to revenues received from the MPX Interest and all calculations of amounts due to SES pursuant to this Section 7. SES, at its expense, shall be entitled to review and copy such books and records during normal business hours upon reasonable prior written notice to MPX. All such books and records shall be retained for a period of at least six (6) years.

       7.5(b) Within thirty (30) days after the close of each calendar month, MPX shall deliver a report certified as true and correct by the chief financial officer or treasurer of MPX setting forth for such month the amount of MPX's Income from Operations, calculations of Southern Development's Profit Sharing Payments and detailed financial statements of MPX (including at least a balance sheet and a statement of income and cash flow in accordance with GAAP) for the period then ended.

       7.5(c) MPX shall deliver to SES copies of any audited financial statements of MPX as soon as such statements are available. This Paragraph 7.5(c) shall not be construed to require MPX to prepare any audited financial statements, but only to provide to SES any audited financial statements of MPX that are prepared.

       7.5(d) Upon the reasonable request of SES, MPX shall provide reports regarding the revenues and expenses from MPX's use of the MPX Interest, including without limitation, information regarding salaries, bonuses, license fees, management fees, lease payments and such other items and in such detail as SES may reasonably request.

       7.5(e) MPX shall by contract require each Exclusive User to provide to SES the same reports and access to its books and records to the same extent as is required of MPX under Paragraphs 7.5(a), 7.5(b), 7.5(c), and 7.5(d) and shall at the request of SES, but at its own expense, take all steps reasonably necessary to enforce such rights of SES with respect to the books and records of each Exclusive User.

   8.  TITLE TO PROPERTY; TAXES.

       8.1 Land and Rights in Land. Title to all land or rights in land obtained by SES pursuant to Subsection 20.1 shall be obtained on behalf of SES and shall irrevocably vest in SES. Title to any land or rights in land obtained by MPX under the power of eminent domain pursuant to Subsection 20.1 shall be obtained on behalf of MPX and shall irrevocably vest in MPX, subject to a perpetual easement in favor of SES as provided in Subsection 20.2. This Agreement shall not constitute an assignment of any of SES's rights to use the public or private property at the location of any facilities utilized in the System.

       8.2 Electric Facility Improvements. Title to all improvements to and all materials employed in upgrading SES Electric Facilities, whether acquired initially by SES or MPX, shall be obtained on behalf of SES and shall pass to SES free of any lien or encumbrance created by or as a result of any action of MPX upon construction or installation of such improvements and upgrades without further action of the Parties.

       8.3    Suspension Hardware.

       8.3(a) Installed on Overhead Electric Transmission Facilities -- Title to any and every item of suspension hardware used to attach, affix or install Cable or Equipment on SES's overhead electric transmission facilities, whether acquired initially by SES or MPX, shall be obtained on behalf of SES and shall pass to SES free of any lien or encumbrance created by or as a result

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   of any action of MPX upon delivery of such item to SES without further action of the Parties.

       8.3(b) Installed on Rights-of-Way of Mississippi Power -- Title to any and every item of suspension hardware used to attach, affix or install Cable in any location on any right-of-way of Mississippi Power, whether acquired initially by SES or MPX, shall be obtained on behalf of SES and shall pass to SES upon delivery of such item to SES without further action of the Parties.

       8.3(c) Installed Elsewhere -- Title to any and every item of suspension hardware used to attach, affix or install Cable in any location other than on SES's overhead electric transmission facilities or on any right-of-way of Mississippi Power, if acquired initially by SES, shall be obtained on behalf of MPX and shall pass to MPX free of any lien or encumbrance created by or as a result of any action of SES (other than rights granted to SES under any provision of this Agreement) upon installation of such item without further action of the Parties.

       8.4 Static Wire Portion of Cable. Title to the aluminum static wire portion (if any) of any and every Cable installed on SES's overhead electric transmission facilities or in SES's underground electric distribution conduits, whether acquired initially by SES or MPX, shall be obtained on behalf of SES and shall pass to SES free of any lien or encumbrance created by or as a result of any action of MPX upon delivery to SES of the Cable of which it is a part without further action of the Parties.

       8.5    Protective Sheathing.

       8.5(a) Installed on Rights-of-Way of Mississippi Power -- Title to any protective sheathing or other material other than optical fibers or aluminum static wire which is a part or component of any Cable installed on any right-of-way of Mississippi Power, if acquired initially by MPX, shall pass to SES upon installation of such item without further action of the Parties.

       8.5(b) Installed Elsewhere -- Title to any protective sheathing or other material other than optical fibers or aluminum static wire which is a part or component of any Cable installed in any location OTHER THAN on any right-of-way of Mississippi Power, if acquired initially by SES, shall pass to MPX free of any lien or encumbrance created by or as a result of any action of SES (other than rights granted to SES under any provision of this Agreement) upon installation of such item without further action of the Parties.

       8.6    MPX Fibers and Shared Fibers.

       8.6(a) Installed on Rights-of-Way of Mississippi Power -- Title to the MPX Fibers and any Shared Fibers within any and every Cable installed on any right-of-way of Mississippi Power, if acquired initially by MPX, shall pass to SES upon installation of such Cable without further action of the Parties.

       8.6(b) Installed Elsewhere -- Title to the MPX Fibers and any Shared Fibers within any and every Cable installed in any location OTHER THAN on any right-of-way of Mississippi Power, if acquired initially by SES, shall pass to MPX free of any lien or encumbrance created by or as a result of any action of SES (other than rights granted to SES under other provisions of this Agreement) upon installation of such Cable without further action of the Parties.

       8.7 SES Fibers. Title to the SES Fibers within any and every Cable, if acquired initially by MPX, shall pass to SES free of any lien or encumbrance created by or as a result of any action of MPX (other than rights granted to MPX under other provisions of this Agreement) upon installation of such Cable without further action of the Parties.

       8.8    Equipment.

       8.8(a) Existing Equipment -- Title to the Equipment in use on the Restatement Date as provided in Subsection 12.1 is in SES. SES hereby conveys to MPX all such Equipment used in connection with the MPX Fibers as of the Restatement Date.

       8.8(b) Additional Equipment --

       8.8(b)(i)     For Use with MPX Fibers and WDM Windows -- Title to any and every item of Equipment acquired hereafter for use in connection with the MPX Fibers or in connection with the exclusive use by MPX of a WDM Window over Shared Fibers as provided in Subsection 3.2, whether acquired initially by SES or MPX, shall be obtained on behalf of MPX and shall pass to MPX free of any lien or encumbrance created by or as a result of any action of SES (other than rights granted to SES under any provision of this Agreement) upon installation of such item without further action of the Parties.

       8.8(b)(ii)    For Use with SES Fibers and WDM Windows -- Title to any and every item of Equipment acquired hereafter for use by SES in connection with the SES Fibers or in connection with the exclusive use by SES of a WDM Window over Shared Fibers as provided in Subsection 3.2, whether acquired initially by SES or MPX, shall be obtained on behalf of SES and shall pass to SES free of any lien or encumbrance created by or as a result of any action of MPX (other than rights granted to MPX under any provision of this Agreement) upon delivery of such item to SES without further action of the Parties.

       8.9 Title to Facilities Physically Located on Rights-of-Way of Mississippi Power. Notwithstanding any other provision of this Agreement, title

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Southern Electric System                                      MPX Systems, Inc.
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to any item of property physically located pursuant to this Agreement on any right-of-way of Mississippi Power shall vest in SES upon installation of such item of property in such location. Notwithstanding the foregoing, MPX shall have the right to use, to redeploy and to retire any item of Equipment, to the beneficial use of which it is entitled under the other provisions of this Agreement, that is physically located on any right-of-way of Mississippi Power to the same degree as if it were not so located, and upon removal of any such Equipment from any such right-of-way of Mississippi Power, title to such item of Equipment shall pass to MPX without further action of the Parties if and to the extent that MPX would have held title to such item of Equipment but for the provisions of the immediately preceding sentence.

       8.10 Transfers of Title Upon Termination of Agreement. Upon termin-ation of this Agreement for any reason, title to and absolute beneficial ownership of--

       8.10(a)   any and all items of property (including without limitation, all Cable) installed pursuant to this Agreement on SES Electric Facilities, and

       8.10(b)   all Equipment and all Cable installed in other locations, in either case, required to provide the SES Capacity over each and every Route Segment shall pass to SES free of any lien, encumbrance or usage restriction created by or as a result of any action of MPX without further action of the Parties.

       8.11   Tax Ownership.  Notwithstanding the foregoing provisions of this
Section 8--

       8.11(a)   With respect to the SES Interest and any Cable and Equipment related thereto, SES shall have absolute legal and beneficial ownership.

       8.11(b)   Except for the rights of utilization of the MPX Interest for transmissions and the tax benefits inherent in such MPX Interest, neither the use by MPX of the MPX Interest, nor the payments by MPX to SES provided in
   Section 7 hereof, shall create or vest in MPX any legal easement or any other legal ownership or property right in the System.

       8.11(c)   With respect to the MPX Interest and all Cable and Equipment relating thereto which is physically located on any right-of-way of Mississippi Power, SES shall hold legal title as MPX's nominee and with respect to such property, MPX shall have full and absolute beneficial use enjoying both the benefits and burdens of beneficial ownership with respect to such property. Accordingly, MPX shall, for tax purposes, account for such property as the owner thereof and as between the Parties shall, if available, be entitled to the investment tax credit, depreciation and any other tax attributes ("tax attributes") with respect to such property. SES agrees that it will not, for tax purposes, account for such property as though SES were the tax owner thereof and shall not attempt to claim any of the tax attributes with respect thereto. The Parties hereto agree that they shall file all tax returns and otherwise take all actions with respect to taxes in a manner which is consistent with the foregoing. By way of illustration and not limitation, specifically as reassurance to MPX that all investment tax credit benefits available with respect to the MPX Interest which is physically located on any right-of-way of Mississippi Power will be enjoyed by MPX, SES agrees that it shall--

       8.11(c)(i)    not use, with the exception of testing for proper
       operational functions, any of the "new section 38 property" (as defined by the Internal Revenue Code of 1954, as amended, and pertinent Regulations) of the MPX Interest which is physically located on any right-of-way of Mississippi Power prior to use thereof by MPX so as clearly to preserve original user status for MPX in all such property; and

       8.11(c)(ii)   make all such written tax elections as may be requested by
       MPX, file such election statements as instructed by MPX, and retain such records as advised by MPX for purposes of the credit benefits referred to above in accordance with the prescribed procedures of the Internal Revenue Code of 1954, as amended, and pertinent Regulations.

       8.11(d)   Tax indemnification-- If, for any part of the System
   represented by the MPX Interest which is physically located on any right-of-way of Mississippi Power, the tax attributes are unavailable to MPX because of SES's holding legal title, Southern Development's Profit Sharing Payments under Section 7 of this Agreement shall be reduced. The amount of reduction shall equal the additional federal, state and local income tax incurred and payable by MPX as a result of the unavailability of such tax attributes. In no event shall this amount exceed the LESSER OF--

       8.11(d)(i)    the Profit Sharing Payments to which Southern Development
       is entitled under Section 7 of this Agreement, or

       8.11(d)(ii)   the actual reduction in the amount of SES's federal, state and local income tax as a result of the availability to SES of those tax attributes that are unavailable to MPX, further reduced by the amount of any additional income tax liabilities of SES as a result of its ownership of the portion of the System represented by the MPX Interest.

   MPX will use its best efforts to avoid loss of any tax benefits contemplated herein and shall promptly notify SES of any expected or actual adverse determination and provide such further information to SES related to the adverse determination as SES may reasonably request. In the event that the amount to be indemnified exceeds

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   SES's Profit Sharing Payments for the year in which such additional income taxes are finally determined, the excess shall carry over to SES's Profit Sharing Payments for future years.

      8.11(e)   Coordination--  In order to coordinate their treatment of the
   System for tax purposes, SES and MPX annually shall each provide the other with written notice prior to filing any income tax return of the proposed treatment on such return of the assets comprising the System.

      8.12 Additional Documents. It is the intention of the Parties hereto that the vesting and passage of title as described in the foregoing sections of this Section 8 shall, to the maximum extent permitted by applicable law, occur without further action of the Parties. Notwithstanding the foregoing, however, SES and MPX each agree to execute such other and further documents as may reasonably be required to carry out or evidence the provisions of this
Section 8.

      8.13   Security Interest and Subordination.

      8.13(a)   Covenant--  MPX hereby agrees and covenants that it will not grant a lender or any other person or entity a security interest or encumbrance or suffer or permit any other continuing material encumbrance to attach upon property to which SES may be entitled during the term of this Agreement or upon the termination hereof without the consent of SES.

      8.13(b)   Collateral--  To secure the performance by MPX of its
   obligations to transfer title to and beneficial ownership of Cable and Equipment to SES upon termination of this Agreement and of SES's rights of first offer and first refusal pursuant to Subsection 32.2, MPX hereby grants to SES a security interest in all fiber optic cable now owned or hereafter acquired by MPX for installation on SES Electric Facilities and any and all real and personal property, fixtures, equipment and rights associated therewith, including, without limitation, suspension hardware, any aluminum static wire portion of the Cable, protective sheathing, and all other components of the Cable, and all Equipment now owned or hereafter acquired and wherever located. All of such property is hereinafter collectively referred to as the "Collateral" and shall also include all direct and remote proceeds thereof.

      8.13(c)   Intercreditor and Subordination Agreement--  SES agrees to negotiate in good faith with any lender providing financing to MPX for the construction and operation of any of the facilities contemplated under this Agreement with reference to a commercially reasonable subordination and intercreditor agreement with such lender so as to facilitate such financing.

      8.13(d)   Financing Statements--  MPX hereby agrees to file any and all financing statements, including, without limitation, UCC-1 notices, as requested by SES to perfect the security interest granted hereby. MPX hereby authorizes SES to file continuations to financing statements without the signature of MPX.

   9. PERFORMANCE OF WORK.

      9.1 Standards and Procedures. All work required in connection with the engineering, design, construction, installation, maintenance, and repair of Cable and Equipment pursuant to this Agreement shall be carried out by employees of the Parties and of Approved Contractors in accordance with the Standards and Procedures set forth in Exhibit B, which may be revised from time to time by written agreement of the SES Project Manager and the MPX Project Manager. Such Standards and Procedures shall provide for prior approval by MPX of all scheduled maintenance for which MPX is required to reimburse SES's Actual Cost. To the extent that a matter is not addressed in Exhibit B--

      9.1(a) SES shall employ standards and procedures consistent with those that it employs in connection with the engineering, design, construction, installation, maintenance, and repair of its internal telecommunications network; and

      9.1(b) MPX shall employ standards and procedures consistent with those that it employs in connection with the engineering, design, construction, installation, maintenance, and repair of other portions of its fiber optic network.

      9.2    Priority. No provision of this Agreement shall be construed--

      9.2(a) to require SES to give a higher priority to the performance of work pursuant to this Agreement than to the performance of work that in the sole judgment of SES is necessary in connection with the generation, transmission, or distribution of electric power or of matters reasonably related thereto; or

      9.2(b) to require MPX to give a higher priority to the performance of work pursuant to this Agreement than to the performance of work that in the sole judgment of MPX is necessary in connection with the operation, maintenance, or repair of other portions of MPX's fiber optic network.

      9.3 Approved Contractors. The SES Project Manager and the MPX Project Manager shall develop a list of Approved Contractors for the performance of work required in connection with the engineering, design, construction, installation, maintenance, or repair of Cable or Equipment pursuant to this Agreement as an Attachment to Exhibit B. Except as provided in Subsections 9.4 and 9.5, the Party having responsibility hereunder for the performance of particular work shall perform such work using employees of

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such Party or of its Affiliates, using Approved Contractors, or both. Until the
Project Managers agree upon an initial list of Approved Contractors, the list of Approved Contractors shall be deemed to consist of all persons or entities utilized by both Parties to perform work of the nature involved within the twelve (12) month period immediately preceding the Restatement Date.

      9.4 Right to Assume Responsibility. Subject to the provisions of Subsection 9.5, in the event that the Party not having responsibility for the performance of particular work required in connection with the engineering, design, construction, installation, maintenance, or repair of Cable or Equipment pursuant to this Agreement determines that the other Party on a recurring basis is not performing such work in accordance with the Standards and Procedures set forth in Exhibit B and in a timely fashion, the Party making such determination may notify the other of such determination, whereupon the Project Managers shall consult concerning the matter and shall use their best efforts to agree upon a different allocation of responsibility or upon different procedures for the performance of such work and shall revise Exhibit B accordingly. In the event that the Project Managers are unable to agree upon a procedure or upon an allocation of responsibility after consultation, then the position of the SES Project Manager shall prevail with respect to all work that is required by Subsection 9.5 to be performed by or under the direction of employees of SES, and the position of the MPX Project Manager shall prevail with respect to all other work.

      9.5 Mandatory SES Work. SES's operating policies and procedures require that work performed on or in connection with certain Electric Facilities be performed by or under the direct supervision of employees of SES because of considerations of reliability, safety, and economy in connection with SES's electric utility operations. Accordingly, notwithstanding the preceding provisions of this Section 9 or any other provision of this Agreement, MPX agrees that work of the kind identified on Exhibit C will only be performed by or under the direction, as specified in such Exhibit C, of employees of SES. Exhibit C may be amended at any time by SES by written notice to MPX to reflect changes in SES's operating policies and procedures requiring the performance or direct supervision of work by employees of SES that SES applies generally to facilities of others that are installed on or in SES Electric Facilities. MPX hereby contracts with SES to provide all work of the nature or under the circumstances identified in Exhibit C. Notwithstanding any provision of this Agreement or the Exhibits hereto authorizing or requiring MPX to perform any work or accomplish any result or giving MPX responsibility for any action, MPX shall perform such work, accomplish such result, or carry out such responsibility only by having such work performed for MPX by SES if such work or the circumstances under which it is to be performed are so identified in Exhibit C.

   10.   ENGINEERING AND DESIGN.

      10.1   Cable.

      10.1(a)   Party Responsible-- The Party responsible for the engineering and design of the Cable is specified for each Route Segment constructed after the Restatement Date in the Route Segment Exhibits.

      10.1(b)   Scope-- The Party responsible for engineering and design of the
   Cable on a Route Segment shall, in consultation with the other Party, engineer and provide detailed specifications, construction working prints and other data as necessary to permit construction and installation of the Cable on such Route Segment as required to provide useable end-to-end Capacity over such Route Segment in accordance with the Specifications set forth in Exhibit A hereto as a total cost consistent with the budget for such Route Segment.

      10.2   New Buildings.

      10.2(a)   Party Responsible-- The Party responsible for the engineering and design of New Buildings is specified for each Route Segment constructed after the Restatement Date in the Route Segment Exhibits.

      10.2(b)   Scope-- The Party responsible for engineering and design of New
   Buildings on a Route Segment shall, in consultation with the other Party, engineer and provide detailed specifications, construction working prints and other data as necessary to permit construction of such New Buildings on such Route Segment as required to provide sufficient space and support for all Equipment to be used initially and, unless otherwise agreed, for a reasonably foreseeable future period, to provide the Capacity on such Route Segment at a total cost consistent with the budget for such Route Segment.

      10.3   Power Equipment.

      10.3(a)   Party Responsible-- The Party responsible for the engineering and design of the Power Equipment at each location is specified for each Route Segment constructed after the Restatement Date in the Route Segment Exhibits.

      10.3(b)   Scope-- The Party responsible for engineering and design of the
   Power Equipment on a Route Segment shall, in consultation with the other Party, engineer and provide detailed specifications, construction working prints and other data as necessary to permit the acquisition and installation of all Power Equipment required at each Location on such Route Segment in accordance with the Specifications set forth in Exhibit A hereto at a total cost consistent with the budget for such Route Segment.

      10.4   Electronic Equipment.

      10.4(a)   Party Responsible-- The Party responsible for the engineering and design of the Electron-

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      Revised and Restarted Fiber Optic Facilities and Services Agreement
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   ic Equipment at each location is specified for each Route Segment constructed after the Restatement Date in the Route Segment Exhibits.

      10.4(b)   Scope-- The Party responsible for engineering and design of the
   Electronic Equipment on a Route Segment shall, in consultation with the other Party, engineer and provide detailed specifications, construction working prints and other data as necessary to permit the acquisition and installation of all Electronic Equipment required at each location to provide useable end-to-end Capacity over such Route Segment in accordance with the Specifications set forth in Exhibit A hereto at a total cost consistent with the budget for such Route Segment.

      10.5 Reimbursement of SES's Actual Cost. Except to the extent that the budget for a particular Route Segment provides that SES shall bear a cost or to the extent otherwise agreed in writing, MPX shall reimburse SES's Actual Cost of carrying out its engineering and design responsibilities as provided in this Section 10.

   11.   CONSTRUCTION AND INSTALLATION.

      11.1   Cable.

      11.1(a)   Party Responsible-- The Party responsible for the construction and installation of the Cable is specified for each Route Segment constructed after the Restatement Date in the Route Segment Exhibits.

      11.1(b)   Scope-- The Party responsible for construction and installation of the Cable on a Route Segment shall provide all supervision, labor and tools required to construct and install the Cable and shall, in consultation with the other Party, install the Cable on such Route Segment in a prudent manner in accordance with the Specifications and the detailed design and engineering pursuant to Section 10 (including, without limitation, obtaining all required governmental permits or approvals for such installation) at a total cost consistent with the budget for such Route Segment.

      11.2   Splicing.

      11.2(a)   Party Responsible-- The Party responsible for splicing the Cable is specified for each Route Segment in the Route Segment Exhibits.

      11.2(b)   Scope-- The Party responsible for splicing the Cable on a Route
   Segment shall provide all supervision, labor and tools required to splice the Cable and shall, in consultation with the other Party, splice the Cable on such Route Segment in a prudent manner in accordance with the Specifications.

      11.3   New Buildings.

      11.3(a)   Party Responsible-- The Party responsible for the construction and installation of New Buildings is specified for each Route Segment constructed after the Restatement Date in the Route Segment Exhibits.

      11.3(b)   Scope-- The Party responsible for construction and installation of New Buildings on a Route Segment shall provide all supervision, labor and tools required to construct and install the New Buildings and shall, in consultation with the other Party, construct and install the New Buildings on such Route Segment in a prudent manner in accordance with the Specifications and the detailed design and engineering pursuant to Section 10 (including, without limitation, obtaining all required governmental permits or approvals for such construction) at a total cost consistent with the budget for such Route Segment.

      11.4   Power Equipment.

      11.4(a)   Party Responsible-- The Party responsible for the installation of the Power Equipment at each location is specified for each Route Segment constructed after the Restatement Date in the Route Segment Exhibits.

      11.4(b)   Scope-- The Party responsible for installation of the Power
   Equipment on a Route Segment shall provide all supervision, labor and tools required to install the Power Equipment and shall, in consultation with the other Party, install the Power Equipment on such Route Segment in a prudent manner in accordance with the Specifications and the detailed design and engineering pursuant to Section 10 at a total cost consistent with the budget for such Route Segment.

      11.5   Electronic Equipment.

      11.5(a)   Party Responsible-- The Party responsible for the installation of the Electronic Equipment at each location is specified for each Route Segment constructed after the Restatement Date in the Route Segment Exhibits.

      11.5(b)   Scope-- The Party responsible for installation of the Electronic
   Equipment on a Route Segment shall provide all supervision, labor and tools required to install the Electronic Equipment and shall, in consultation with the other Party, install the Electronic Equipment on such Route Segment in a prudent manner in accordance with the Specifications and the detailed design and engineering pursuant to Section 10 at a total cost consistent with the budget for such Route Segment.

      11.6 Reimbursement of SES's Actual Cost. Except to the extent that the budget for a particular Route Segment provides that SES shall bear a cost, or to the extent otherwise agreed in writing, MPX shall reimburse SES's Actual Cost of carrying out its construction and installation responsibilities as provided in this Section 11.

   12.   ACQUISITION OF MATERIALS, SUPPLIES AND EQUIPMENT.

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                                 Page 12 of 27
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Southern Electric System                                       MPX Systems, Inc.
      Revised and Restated Fiber Optic Facilities and Services Agreement
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                 12.1   Existing Equipment.  The Equipment heretofore acquired
and installed by the Parties for use in connection with the Primary Capacity and the Additional Capacity is generally identified on Exhibit I. The omission of an item of Equipment from such Exhibit I shall be of no significance if in fact such item of Equipment was in use in connection with the Primary Capacity or the Additional Capacity on the calendar day immediately preceding the Restatement Date, nor shall the inclusion of an item of Equipment on such Exhibit I be of any significance if in fact such item of Equipment was not in use in connection with the Primary Capacity or the Additional Capacity on the calendar day immediately preceding the Restatement Date. Except as otherwise provided herein or agreed by the SES Project Manager and the MPX Project Manager, all such existing Equipment shall continue (subject to replacement or upgrade as necessary) to be used in connection with the optical fibers in connection with which it was being used on the calendar day immediately preceding the Restatement Date.

                 12.2 Responsibility for Acquisition. The Party responsible, following consultation with the other Party, for the acquisition of materials, supplies and Equipment in each of the following categories is indicated for each Route Segment constructed after the Restatement Date in the Route Segment
Exhibits:

                 12.2(a)   Cable-- All fiber optic or composite cable, splice
           containers, suspension hardware and associated equipment and apparatus required for the installation of the Cable on such Route Segment;

                 12.2(b)   New Buildings--  All materials and supplies required
           for the construction of the New Buildings on such Route Segment;

                 12.2(c)   Power Equipment--  All Power Equipment to be
           installed on such Route Segment; and

                 12.2(d)   Electronic Equipment--  All Electronic Equipment
           to be installed on such Route Segment.

                 12.3 Conformity to Design. All materials, supplies and Equipment acquired or provided by a Party pursuant to this Section 12 shall conform to the Specifications and the detailed design and engineering pursuant to Section 10 and be acquired or provided at a total cost consistent with the budget for such Route Segment.

                 12.4 Responsibility for Cost. Notwithstanding the assignment of responsibility for acquiring or providing materials, supplies and Equipment pursuant to Subsection 12.2, the cost of such materials, supplies and Equipment shall be borne as provided in this subsection 12.4 except to the extent otherwise agreed in writing. To the extent provided in this Section 12.4, MPX shall reimburse SES's cost of acquiring or providing materials, supplies and Equipment. SES shall reimburse MPX's cost of acquiring or providing materials, supplies and Equipment, or both. To the extent reasonably practical, such reimbursements shall be accomplished after offsetting other reimbursements that become due pursuant to this Subsection 12.4 at approximately the same time.

                 12.4(a)   Cable-- MPX shall bear the cost of all fiber optic or
           composite cable, splice containers, suspension hardware and associated equipment and apparatus required for the installation of the Cable on each Route Segment except in cases where the applicable Route Segment Exhibit indicates that SES will bear such cost.

                 12.4(b)   New Buildings-- MPX shall bear the cost of all
           materials and supplies required for the construction of the New Buildings on each Route Segment.

                 12.4(c)   Equipment for Shared Fibers-- MPX shall bear the cost
           of all Power Equipment and Electronic Equipment to be used in connection with the Shared Fibers.

                 12.4(d)   Equipment for Other MPX Interest-- MPX shall bear the
           cost of all Power Equipment and Electronic Equipment to be used in connection with the MPX Interest.

                 12.4(e)   Certain Equipment for SES Interest-- MPX shall bear
           the cost of the Power Equipment and Electronic Equipment identified in the Route Segment Exhibits to be used in connection the SES Interest.

                 12.4(f)   Remaining Equipment for SES Interest-- Except as
           provided in Paragraph 12.4(e), SES shall bear the cost of all Electronic Equipment used in connection with the use of the SES Fibers and with the exclusive use of WDM Windows over Shared Fibers as provided in Subsection 3.2.

           13.   SCHEDULE.

                 13.1 Generally. The Parties shall use their best efforts to complete the construction and installation of the Cable and New Buildings on each Route Segment in accordance with the Scheduled Completion Date and to install, configure and make operational all Equipment initially designated for use to provide Capacity over such Route Segment in accordance with the Scheduled Illumination Date, in each case, as indicated in the applicable Route Segment Exhibit.

                 13.2 Completion. Upon completion of each Route Segment in accordance with Sections 10 and 11, SES shall provide MPX written notice of said completion, together with installed transmission parameters of the Route Segment such as end-to-end loss and copies of all tests of the Route Segment utilized to determine that the Route Segment meets all applicable technical standards and the Specifications. Within forty-five (45) days after the date of such notice from SES, MPX shall notify SES in writing whether MPX agrees

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that the Route Segment has been so completed, specifying any incompleteness which MPX has identified. When MPX agrees that the Route Segment has been completed, then the date of notice from MPX to such effect shall be deemed to be the "Completion Date" for such Route Segment.

   14.   SPECIFICATIONS; TESTING.

      14.1 Conformity to Specifications. The Parties shall carry out their engineering, design, acquisition, construction, installation, consultation and other responsibilities hereunder as required to cause the System to satisfy the Specifications set forth in Exhibit A. SES and MPX may from time to time review these Specifications and make modification thereto by written consent. Notwithstanding the foregoing, upon written notice from MPX that the System fails to satisfy any performance standards imposed upon MPX or its customers by any state or federal regulatory authority having jurisdiction thereof, SES shall exert its best efforts to bring the System into conformity with such performance standard; provided, however, that MPX shall reimburse SES's Actual Cost in connection with activities directed toward satisfaction of such performance standard which is incurred prior to the receipt by SES from MPX of an authorization or directive to abandon such efforts.

      14.2 Responsibility for Testing. Responsibility for testing the System on each Route Segment is indicated for such Route Segment in the applicable Route Segment Exhibit. The Party not responsible for testing on a Route Segment shall have the right to observe all such tests. All tests shall be carried out in accordance with the testing procedures heretofore developed by the Parties, as modified from time to time by agreement.

      14.3 Test Equipment and Training Provided by MPX. MPX shall at its sole expense provide test equipment for SES's use, training for SES personnel, and spare parts (including, without limitation, spare cable) for use in connection with SES's maintenance and repair responsibilities pursuant to this Agreement as indicated in Exhibit J. SES shall not without MPX Approval use any of such test equipment or spare parts except in connection with SES's maintenance and repair responsibilities pursuant to this Agreement.

      14.4 Reimbursement of Cost. MPX shall reimburse SES's Actual Cost of all testing, whether performed before or after completion of the System and whether performed routinely or at the specific request of MPX.

   15.   MAINTENANCE AND REPAIR.

      15.1   Cable.

      15.1(a)   Party Responsible-- The Party responsible for the maintenance and repair of the Cable is specified for each Route Segment in the Route Segment Exhibits.

      15.1(b)   Scope-- The Party responsible for maintenance and repair of the
   Cable on a Route Segment shall, in consultation with the other Party, provide all supervision, labor and materials required for end-to-end maintenance and restoral services for the Cable on such Route Segment, including, without limitation, continual network monitoring, fault location, splicing and splice testing associated with any restoration and replacement cable used in any restoration, all in accordance with the Specifications set forth in Exhibit A hereto and the provisions of Exhibit B.

      15.2   New Buildings.

      15.2(a)   Party Responsible-- The Party responsible for the maintenance and repair of New Buildings is specified for each Route Segment in the Route Segment Exhibits.

      15.2(b)   Scope-- The Party responsible for maintenance and repair of New
   Buildings on a Route Segment shall, in consultation with the other Party, provide all supervision, labor and materials required for the maintenance and repair of such New Buildings on such Route Segment, including, without limitation, any expansion of any such New Building that may be required due to space constraints when replacing or adding Equipment.

      15.3   Power Equipment.

      15.3(a)   Party Responsible-- The Party responsible for the maintenance and repair of the Power Equipment at each location is specified for each Route Segment in the Route Segment Exhibits.

      15.3(b)   Scope-- The Party responsible for maintenance and repair of the
   Power Equipment on a Route Segment shall, in consultation with the other Party, provide all supervision, labor and materials required for the maintenance and repair of all Power Equipment required at each location on such Route Segment in accordance with the Specifications set forth in Exhibit A hereto and the provisions of Exhibit B.

      15.4   Electronic Equipment.

      15.4(a)   Party Responsible-- The Party responsible for the maintenance and repair of the Electronic Equipment at each location is specified for each Route Segment in the Route Segment Exhibits.

      15.4(b)   Scope-- The Party responsible for maintenance and repair of the
   Electronic Equipment on a Route Segment shall, in consultation with the other Party, provide all supervision, labor and materials required for the maintenance and repair of all Electronic Equipment required at each location on such Route Segment in


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           accordance with the Specifications set forth in Exhibit A hereto and the provisions of Exhibit B.

                 15.5 Network Monitoring. MPX will be maintaining a network management system in accordance with the requirements of the Specifications set forth in Exhibit A, which will monitor all transmission capacity being provided using the MPX Interest. SES will advise promptly the MPX network monitoring center of any material problems identified on the System, and the MPX network monitoring center shall notify SES of any material problems on the System which such center identifies. MPX shall make available to SES, if requested, terminal access to its network monitoring center, so that SES may utilize the common system in combination with, or in lieu of, its own monitoring system. SES shall reimburse MPX for incremental equipment, telecommunications, and software licensing expenses reasonably and actually incurred by MPX in connection with providing such terminal access.

                 15.6 Reimbursement of SES's Actual Cost. Except as otherwise agreed in writing, MPX shall reimburse SES's Actual Costs of carrying out its maintenance and repair responsibilities as provided in this Section 15; provided, however, that to the extent that SES incurs costs and expenses in connection with operating, maintaining or repairing the SES Equipment or SES Fibers being used by SES on a separate and segregated basis or in connection with operating, maintaining or repairing the SES Equipment being used exclusively by SES on a WDM Window pursuant to Subsection 3.2, such costs and expenses shall not be included in SES's Actual Costs and shall not be reimbursable by MPX. Reimbursable maintenance and repair activities shall include any replacement of electronic equipment necessitated by technological obsolescence (subject to MPX Approval of such replacement) or by the inability to obtain replacement parts or repair services.

                 15.7   Upgrades and Rebuilding.

                 15.7(a)   No Upgrades or Rebuilding of Buildings or Cable --
           Notwithstanding any other provision of this Agreement, no substantial expansion, upgrades, rebuilding or replacement of the buildings or fiber optic cable portion of the System shall be required or undertaken pursuant to this Agreement without the concurrence of both SES and MPX; provided, however, that the foregoing shall not be construed to preclude either Party from rebuilding or upgrading at its own expense its own equipment or facilities without the concurrence of the other Party.

                 15.7(b)   Additions and Replacement of Equipment -- The Maximum
           Capacity of the System on any Route Segment may exceed the Capacity initially implemented on such Route Segment. Periodic additions of Electronic Equipment to add Capacity are anticipated and will be treated as if they were part of the initial construction. As subsequent needs of the Parties require the installation of Equipment to provide additional Capacity, the Party requiring such additional Capacity shall provide written notice to the other of the date on which such Capacity is to be made operable, and the Parties shall use their reasonable best efforts to cause such Capacity to be made available in a timely manner. Except as otherwise agreed, the responsibilities and rights of both MPX and SES for such periodic additions will be the same as those associated with the initial construction. Each Party agrees to provide periodic forecasts to the other Party setting forth such Party's best estimates of its future needs for additional capacity, provided that such forecasts shall not be binding, and each Party shall in any event provide reasonable advance written notice to the other of all planned additions of Electronic Equipment.

                 15.7(c)   Redeployment of Equipment -- The redeployment on the
           System by either Party of any item of Equipment removed from service for any reason (including, without limitation, replacement of functioning Equipment with Equipment providing greater Capacity) shall be subject to the Approval of the other Party if with respect to such item of Equipment following such redeployment the other Party--

                 15.7(c)(i)   would be responsible for performing maintenance
                 and repairs,

                 15.7(c)(ii) would be responsible for bearing the cost of maintenance and repairs, or

                 15.7(c)(iii) would be entitled to the use of any of the Capacity provided using such item of Equipment.

           16.   RESTORATION IN THE EVENT OF OUTAGES.

           Upon any interruption of the Capacity of the System, including any failure of such Capacity to satisfy the Specifications set forth in Exhibit A, the Parties agree to take steps promptly to provide restoration of such Capacity in accordance with Exhibit B. Upon any such interruption, the Party first learning thereof promptly shall notify the other Party of the interruption. The Parties shall proceed to determine the circumstances surrounding such interruption and the efforts necessary to restore full complying Capacity, including an estimation of the time by which such a restoration shall be accomplished. If in the judgment of MPX the Parties will not be able to achieve full restoration of the System within a time period which permits MPX to adequately provide Capacity to its customers, then MPX shall be entitled--

                 16.1 to transfer any or all telecommunications services which have been placed on the System to alternative telecommunications capacity until such time as the Capacity is restored to service (with the result that all revenues and costs with respect to such telecommunications services shall be excluded from the computation of Profit Sharing Payments

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pursuant to Section 7 of this Agreement except to the extent that such telecommunications services are transferred to the MPX Interest on another Route Segment, the revenues and costs with respect to which are otherwise included in such calculations);

      16.2   to repair and restore the System or any portion thereof; or

      16.3 to both transfer service to alternate telecommunications capacity and participate in the repair and restoration of the System.

   17.   ALTERATION OF ROUTE.

         Whenever during the term of this Agreement it may be necessary or desirable from the standpoint of SES's electric utility operations to do so, SES may upon reasonable notice to MPX relocate all or any part of the System to one or more alternate routes or rights-of-way, so long as such relocation does not reasonably interfere with the use of the System by MPX or unreasonably impair the ability of MPX to provide its customers telecommunications services of the type, quality and reliability contemplated by this Agreement. Unless and to the extent otherwise agreed, any such relocations shall be accomplished without interrupting service on the System. The provisions of Section 14 of this Agreement concerning restoration of service and the utilization of MPX of alternate transmission capacity shall apply to any such interruption. Unless otherwise agreed by the Parties, any such relocation shall be at the sole expense of SES. Notwithstanding the foregoing, in the event that MPX disagrees with a decision by SES to relocate the Cable on any Route Segment, MPX may, at its sole expense, relocate such Cable to a different alternate route or otherwise provide for continuity of telecommunications service between the end points of such Route Segment.

   18.   APPROVALS AND CONSULTATIONS.

         Whenever pursuant to this Agreement, either Party is entitled to approve a matter, the Project Manager (designated by written notice delivered to the other Party of the identity of such Project Manager) (the "SES Project Manager" if for SES, and the "MPX Project Manager" if for MPX) for the Party responsible for the matter shall notify the Project Manager of the other Party of the nature of such matter. The Project Managers shall discuss such matter, and each Project Manager is hereby authorized to approve such matter on behalf of his company. In no event shall any such approval be unreasonably withheld. If the MPX Project Manager does not approve a matter, or conditions such approval in a manner not acceptable to SES, then SES may, at its option and after reasonable notice to MPX, either--

      18.1 Complete performance in the manner deemed appropriate by the SES Project Manager, in which event SES--

      18.1(a)   shall warrant that the System shall satisfy performance
      standards at least as high as those which would be satisfied if SES had performed in the manner deemed appropriate by the MPX Project Manner, and

      18.1(b)   shall not be entitled to reimbursement of its costs of such performance to the extent such costs exceed the costs that would have been incurred had SES performed in the manner deemed appropriate by the MPX Project Manager; or

      18.2 Complete performance in the manner deemed appropriate by the MPX Project Manager, in which event--

      18.2(a)   SES shall be relieved of any obligation or liability in the event that, as a result of such performance, the System fails to satisfy any performance standard that otherwise would be applicable hereunder.

      18.2(b)   MPX shall reimburse SES's Actual Cost of performing in such manner to the extent such cost is incurred prior to the receipt by SES of authorization or directive from MPX to cease such performance or to perform in some other manner, and

      18.2(c)   MPX shall reimburse SES for the reasonable costs of any measures of ensure that the SES Interest satisfies all applicable performance standards to the extent that such costs would not have been incurred if the MPX Project Manager had approved performance in the manner deemed appropriate by the SES Project Manager.

   19.   SES'S ACTUAL COSTS; BILLING AND VERIFICATION.

      19.1 For purposes of this Agreement, "SES's Actual Cost" of performing any activity shall consist of the sum of--

      19.1(a)   all amounts paid by SES to third party contractors or suppliers in connection with such activity (including any financing charges directly associated with or attributable to such amounts, but only to the extent that such financing charges are paid to a person other than an Affiliate of SES and are not the result of SES's negligent failure to pay any such amount in a timely fashion), plus a markup determined in accordance with Subsection 19.2 to cover the cost of contract administration,

      19.1(b)   all hourly wages paid by SES or any Affiliate of SES to
      employees of SES or of such Affiliate for the performance of such activity or an part thereof, plus a markup determined in accordance with Subsection
      19.2 to cover an appropriate allocation of SES's employee compensation other than hourly wages and of SES's overhead costs, and

      19.1(c)   a ratable protion of the salary of each salaried employee of SES or any Affiliate of SES who is

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Southern Electric System                                       MPX Systems, Inc.

      Revised and Restarted Fiber Optic Facilities and Services Agreement
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   personally involved in such activity or any part thereof, determined by multiplying the weekly, monthly or annual salary of each such employee by a fraction, the numerator of which is the number of hours devoted to such activity by such employee during any pay period and the denominator of which is the sum of the total number of hours worked and the number of vacation hours and sick leave hours taken by such employee in such pay period, plus a markup determined in accordance with Subsection 19.2 to cover an appropriate allocation of SES's employee compensation other than salaries and of SES's overhead costs.

      19.2 The markups referred to in Subsection 19.1 (hereinafter referred to as the "Overhead Charges") are SES's standard overhead charges for such activities, based upon the components set forth in Exhibit K hereto and an allocation methodology reasonably consistent with the methodology in effect as of the Restatement Date, and are intended to be exclusive of any profit to SES. The Overhead Charges in effect on the Restatement Date are set forth in Exhibit K hereto. The Overhead Charges shall be updated annually by written notice from SES to MPX effective as of May 1 of each year and shall be subject to verification in the discretion of MPX. The components set forth in Exhibit K may be changed only by written agreement. In the event that SES changes the methodology for determining Overhead Charges it shall provide the revised methodology to MPX by written notice prior to implementing such revised methodology.

      19.3 In addition to the foregoing, with respect to operation and maintenance of electronic and optronic equipment, SES's Actual Costs of performing such activity shall include reasonable training expenses (including wages or salaries paid during training plus appropriate percentages thereof) for SES employees engaged or to be engaged in the performance of such activity, the cost of any specialized tools or equipment (including test equipment) necessary for the performance of such activity, and the cost of materials, supplies, tools or equipment which are consumed in the course of performing such activity or are used solely in the performance of such activity and of other reimbursable activities hereunder.

      19.4 Notwithstanding any other provision of this Agreement, no cost the incurrence of which requires MPX Approval shall be included in SES's Actual Cost if such MPX Approval was not obtained.

      19.5 Notwithstanding any other provision of this Agreement but subject to Paragraph 18.2(c), no cost incurred by SES in connection with operating, maintaining or using SES Equipment or SES Fibers being used by SES on a separate and segregated basis or the use of a WDM Window pursuant to Subsection 3.2 shall be included in SES's Actual Cost.

      19.6 SES shall calculate the amount of SES's Actual Cost reimbursable for each calendar month after the end of such calendar month and shall send a statement to MPX setting forth such amount, identifying the activity or activities in connection with which each item of cost was incurred. MPX shall pay the amount set forth in such statement (except for any disputed amount) within thirty (30) days after the receipt of such statement. In addition to any other right or remedy available to SES, if MPX fails to make any required payment (including any disputed amount which ultimately is determined to be due) within thirty (30) days after the date of such statement, then such overdue payment shall be subject to a late payment charge equal to the interest rate then being charged by Chemical Bank, New York, New York, to its largest and most creditworthy commercial borrowers plus three percent (3%) per annum on the outstanding amount so overdue, or such lesser amount as may be permitted by applicable law.

      19.7 SES shall on a regular basis, which shall be not less often than monthly, provide to MPX appropriate and auditable evidence of SES's Actual Cost (other than those components of SES's Actual Cost which are included in the percentages to be added to the wages and salaries of SES's employees). All claims or reimbursement by SES shall be subject to appropriate certification by MPX.

      19.8 Upon the reasonable request of MPX, SES shall make its books and records available to MPX for the purpose of determining whether the percentages to be added to the wages and salaries of SES's employees are fulfilling their intended purpose as set forth in Subsection 19.2.

   20.   EASEMENTS AND PUBLIC RIGHTS-OF-WAY.

      20.1 For Cable Installed on SES Electric Facilities. MPX shall reimburse SES for SES's out-of-pocket costs in perfecting rights-of-way and upgrading franchise rights, but only to the extent that such perfection of rights-of-way and upgrading of franchise rights are required because of the addition of fiber optic telecommunications facilities for the System to the other facilities of SES utilizing, or permitted to be utilized on, such rights-of-way and franchises or because of the use of the System by MPX or its customers. If the cost of right-of-way perfection for any single tract or any single franchise upgrade is expected by SES to exceed Five Hundred Dollars ($500.00), SES shall notify MPX. SES and MPX shall agree upon proper action. MPX will not be responsible to pay in excess of Twenty-Five Thousand Dollars ($25,000.00) for all right-of-way perfection and franchise upgrade without its further consent. However, if this limit is exceeded, MPX will, in good faith, negotiate with SES a fair cost allocation for such excess, taking into account, among other things, SES' efforts to minimize such costs. SES shall

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                                 Page 17 of 27
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Southern Electric System                                       MPX Systems, Inc.
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exert its best efforts to eliminate or minimize any such out-of-pocket costs. If the use of the power of eminent domain is necessary in order to acquire any such additional rights, then any required condemnation action shall be brought in the name and for the use of MPX at MPX's sole expense. This Subsection is not intended as an acknowledgment by either Party that any such acquisition of additional rights is required, but only to allocate the responsibility for such acquisition if required.

      20.2 For SES Interest Not Located on SES Electric Facilities. In each and every location where the SES Interest is to be provided pursuant to this Agreement using facilities installed in any location other than on SES Electric Facilities, MPX shall use its best efforts to acquire at no expense to SES any and all easements, rights-of-way, licenses, permits, franchises, or other authorizations of kind or nature that may be required to permit the operation, maintenance and use by SES of such SES Interest in such location throughout the Term of this Agreement and, for the use and benefit of SES, in perpetuity thereafter, and shall provide appropriate written evidence of such easements, rights-of-way, licenses, permits, franchises, or other authorizations to SES upon request. MPX shall use its best efforts to obtain any or all such easements, rights-of way, licenses, permits, franchises, or other authorizations in the name of SES to the extent required in order to insure SES's right to use the SES Interest in such location throughout the Term of this Agreement and to operate, maintain, renew, replace, and use the SES Interest in perpetuity following termination of this Agreement for any reason.

      20.3 Street Franchises. MPX shall at its own expense obtain all street franchise rights that may be required for the installation of the Cable or the MPX Interest in public rights-of-way or the use thereof by MPX.

      20.4 Fees. MPX shall either pay directly or reimburse SES for any fees payable to governmental entities for the use of public rights-of way solely as a result of the construction, installation, operation, maintenance or presence of the Cable (other than solely for the use of the SES Interest by SES) or MPX's use of or right to use the MPX Interest. SES shall either pay directly or reimburse MPX for any fees payable to governmental entities for the use of public rights-of-way solely as a result of SES's use of the SES Interest.

   21.   TERM; TERMINATION.

      21.1 Original and Renewal Terms. The original term of this Agreement (the "Original Term") shall commence on the Restatement Date and end on the twentieth (20th) anniversary of the Restatement Date (the "Original Termination Date"). MPX shall have the right and option, by giving written notice as described below, to extend and renew the Term of this Agreement for two additional periods of tens years each (each such additional term referred to as a "Renewal Term"), such Renewal Terms to begin immediately following expiration of the Original Term, or the immediately preceding Renewal Term, as the case may be, and to end respectively on the tenth and twentieth anniversaries of the Original Termination Date. If MPX desires to exercise one or more of said options to renew the Term of this Agreement, MPX shall give SES written notice thereof at least nine months prior to the commencement of the Renewal Term with respect to which MPX desires to exercise said option. The Original Term and any Renewal Terms are collectively referred to herein as the "Term."

      21.2 Termination. This Agreement may be terminated prior to the end of the Term as follows:

      21.2(a)      By Mutual Agreement-- This Agreement may be terminated at any time by mutual agreement of SES and MPX.

      21.2(b)      For Default-- Either Party in its sole discretion may
   terminate this Agreement by written notice upon the occurrence of an event of default by the other Party, and the failure to cure such default as provided in Subsection 22.1.

      21.2(c)      As Otherwise Provided-- This Agreement also may be terminated as expressly provided by any other provision of this Agreement.

      21.3 Rights Upon Termination. Unless otherwise agreed in writing, upon termination of this Agreement for any reason--

      21.3(a)      the transfers of title provided for in Subsection 8.10 shall occur without further action of the Parties;

      21.3(b)      MPX shall forthwith cease all use of the MPX Interest; and

      21.3(c)      all other rights and obligations of the Parties under this
   Agreement shall terminate except for--

      21.3(c)(i)   any obligations which have accrued prior to such termination,
      and

      21.3(c)(ii) indemnification obligations resulting from events which occurred prior to such termination, and

      21.3(c)(iii) obligations which pursuant to an express provision of this Agreement are to survive any termination of this Agreement;

   provided, however, that in no event shall the foregoing provisions of this Subsection 21.3 be construed to provide a defense to any attempt by either Party to obtain legal or equitable redress of any kind or nature for any breach of this Agreement by the other Party prior to such termination.

   22.   DEFAULT; REMEDIES.

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                                 Page 18 of 27
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Southern Electric System                                       MPX Systems, Inc.
      Revised and Restated Fiber Optic Facilities and Services Agreement
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      22.1   Events of Default.  The occurrence of any of the following events, acts or circumstances shall be and constitute an event of default under this
Agreement:

      22.1(a)   Failure by a Party to pay in full any amount payable under this
   Agreement within thirty (30) days after such payment is due in the absence of a bona fide dispute concerning the obligation to make such payment and the continuance of such failure for thirty (30) days after the other Party has given written notice of such failure;

      22.1(b)   Failure by a Party to observe, perform or comply with any of the terms, covenants, agreements or conditions contained in this Agreement to be observed, performed or complied with by such Party within the time provided herein for such observance, performance or compliance (or, in the event that no definite time is provided herein for such observance, performance or compliance, within a reasonable time) other than the failure to make timely payments as described in Paragraph 22.1(a), and (unless a different notice and cure period or no notice and cure period is provided for in another provision of this Agreement) the continuance of such failure for thirty (30) days after the other Party has given written notice of such failure, or, when the cure reasonably requires more than thirty (30) days, the failure to commence to cure such failure with such period of thirty (30) days and to thereafter diligently and continuously prosecute such cure to completion;

      22.1(c)   Any convenant, agreement, representation or warranty made by a
   Party herein or in any document, certificate or other statement now or hereafter furnished by such Party, such Party's Project Manager, or any officer of such Party in connection with this Agreement, which shall prove at any time to have been materially untrue, false or misleading as of the time when made and which materially and adversely affects the rights of the other Party under this Agreement; or

      22.1(d)   The making by a Party of a general assignment for the benefit of such Party's creditors; or the filing by a Party of a voluntary petition in bankruptcy; or the filing of a petition in bankruptcy or other insolvency protection against a Party which is not dismissed within ninety (90) days thereafter; or the filing by a Party of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief, under any present or future law, or the filing by a Party of an answer admitting or failing to deny the material allegations of a petition against such Party for any such relief; or the admission by a Party in writing of such Party's inability to pay such Party's debts as they mature.

      22.2 Limitation of Remedies. Notwithstanding any other previsions of this Agreement, neither Party hereto shall be liable to the other for any special, indirect or consequential damages or lost revenues or lost profits to anyone arising out of this Agreement or the performance or non-performance of any activities pursuant to this Agreement, even if such Party has been informed of the possibility of such damages.

      22.3 Specific Performance. MPX and SES hereby acknowledge and agree that the fiber optic telecommunications facilities to be designed, engineered, acquired, installed, maintained and used as set forth in this Agreement and the rights of MPX and SES therein are unique, and that each Party's remedy at law with respect to any material breach by the other of its obligations relating thereto hereunder would be inadequate. Each Party hereby waives any defense that a remedy at law would be available or adequate to remedy any such material breach of this Agreement. Accordingly, each Party agrees that the other shall be entitled to a decree of specific performance in addition to any other remedy available at law or inequity for any such material breach of this Agreement.

      22.4 Remedies Cumulative. Except as otherwise expressly provided herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy. The election of any one remedy by a Party hereto will not constitute a waiver of the right to pursue other available remedies.

   23.   INSURANCE.

   At all times during the term of this Agreement, each Party shall at its own sole expense maintain such property and casualty insurance as it deems appropriate to protect its interests. Neither Party shall have--

      23.1 any obligation to obtain, provide, or maintain any property or casualty insurance for the benefit to the other Party; or

      23.2 any claim to any proceeds of any policy of property or casualty insurance maintained by the other Party.

   24.   CASUALTY.

   If the whole or any part of the equipment or other facilities utilized by SES in the System are damaged or destroyed by fire or other casualty, then in any such event SES shall promptly repair and restore such equipment and facilities, or provide substituted equipment and facilities, as necessary to restore the System to full compliance with the provisions of this Agreement; provided, however, that in any such event MPX shall be entitled to terminate this Agreement by written notice to SES; provided further, that MPX shall reimburse SES, as part of SES's Actual Cost of maintaining the System, for the cost of restoring the System to the extent that such cost is not covered by insurance maintained by SES in accordance with Section 23 hereof.

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Southern Electric System                                      MPX Systems, Inc.
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   25.   INDEMNIFICATION AND LIMITATION OF LIABILITY.

      25.1 MPX shall indemnify SES and hold it harmless from and against the payment of any and all sums of money (including court costs and reasonable attorneys' fees) which SES may be called upon to pay by reason of any injury to or death of any employee, contractor or agent of MPX, or any damage to the property of MPX or of any employee, contractor or agent of MPX, except to the extent that such injury, death or damage is determined to have been caused by the willful or wanton conduct of SES or its employees, officers or agents.

      25.2 SES shall indemnify MPX and hold it harmless from and against the payment of any and all sums of money (including court costs and reasonable attorney's fees) which MPX may be called upon to pay by reason of any injury to or death of any employee, contractor or agent of SES, or any damage to the property of SES or of any employee, contractor or agent of SES, except to the extent that such injury, death or damage is determined to have been caused by the willful or wanton conduct of MPX or if its employees, officers or agents.

      25.3 SES shall indemnify and hold MPX harmless from and against any and all liability, losses, damages, claims or causes of action and expenses connected therewith (including reasonable attorney's fees) asserted by a person other than MPX, its employees, contractors and agents and which is caused or alleged to be caused by the negligence, gross negligence or willful and wanton conduct of SES, its officers, employees or agents.

      25.4 MPX shall indemnify and hold SES harmless from and against any and all liability, losses, damages, claims or causes of action and expenses connected therewith (including reasonable attorney's fees) asserted by a person other than SES, its employees, contractors and agents and which is caused or alleged to be caused by the negligence, gross negligence or willful and wanton conduct of MPX, its officers, employees or agents.

      25.5 Notwithstanding the provisions of Subsections 25.3 and 25.4, if it shall be demonstrated that an injury to or death of a person, other than the employees, contractors, and agents of SES and MPX, or damage to property owned by a person other than SES, MPX, or an employee, contractor or agent of either, shall have been caused in part by the negligence, gross negligence or willful and wanton conduct of SES, its officers, employees or agents, and in part by the negligence, gross negligence or willful and wanton conduct of MPX, its officers, employees, or agents, then SES and MPX shall each bear the liability for such proportion of such injury, death, or damage for which the trier of fact shall determine such Party to have been casually responsible or, in the absence of such a finding, one-half of such liability.

      25.6 MPX shall indemnify and hold harmless SES from and against any penalties, fines, forfeitures or expenses (including reasonable attorney fees) arising out of any failure or refusal by MPX or any customer of MPX to comply with any law, statute, regulation, rule, ordinance, order, injunction, writ, decree or award of any government or political subdivision thereof, or any agency, authority, bureau, commission, department or instrumentality thereof, or any court, tribunal or arbitrator, applicable to the ownership, operation, maintenance or use of the System or to the furnishing of telecommunications services. For purposes of this Subsection 25.6, the phrase "any customer of MPX" shall include any person whose use of the System (whether lawful or not) derives from MPX's exclusive right to use the MPX interest.

      25.7 SES shall indemnify and hold harmless MPX from and against any penalties, fines, forfeitures or expenses (including reasonable attorney fees) arising out of any failure or refusal by SES or any customer of SES to comply with any law, statute, regulation, rule, ordinance, order, injunction, writ, decree or award of any government or political subdivision thereof, or any agency, authority, bureau, commission, department or instrumentality thereof, or any court, tribunal or arbitrator, applicable to the ownership, operation, maintenance or use of the System or to the furnishing of telecommunications services. For purposes of this Subsection 25.7, the phrase "any customer of SES" shall include any person whose use of the System (whether lawful or not) derives from SES's exclusive right to use the SES Interest.

      25.8 MPX shall indemnify and hold harmless SES from and against any and all liability, losses, damages, claims or causes of action and expenses connected therewith (including reasonable attorney's fees) asserted by MPX or any customer of MPX by reason of any outage or interruption in the operation of the System or of any failure of the System accurately to transmit any message. For purposes of this Subsection 25.8, the phrase "any customer of MPX" shall include any person whose use of the System (whether lawful or not) derives from MPX's exclusive right to use the MPX Interest. Except as provided in Subsection 25.10, in the event of a conflict between the provisions of this Subsection 25.8 and those of any other Subsection of this Section 25, the provisions of this Subsection 25.8 shall prevail.

      25.9 SES shall indemnify and hold harmless MPX from and against any and all liability, losses, damages, claims or causes of action and expenses connected therewith (including reasonable attorney's fees) asserted by SES or any customer of SES by reason of any outage or interruption in the operation of the System or of any failure of the System accurately to transmit any message. For purposes of this Subsection 25.9, the phrase "any customer of SES" shall include any person whose use of the System (whether lawful or not) derives from SES's exclusive right to use the SES
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Southern Electric System                                      MPX Systems, Inc.
      Revised and Restated Fiber Optic Facilities and Services Agreement
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Interest. Except as provided in Subsection 25.10, in the event of a conflict between the provisions of this Subsection 25.9 and those of any other Subsection of this Section 25, the provisions of this Subsection 25.9 shall prevail.

      25.10 In the event of a conflict between provisions of Subsection 25.8 and 25.9, the provisions of Subsection 25.8 shall prevail to the extent that the complaining person is a customer of MPX, and the provisions of Subsection 25.9 shall prevail to the extent that the complaining person is a customer of SES.

      25.11 Notwithstanding any provision of this Agreement, in no event shall SES's aggregate liability to MPX, whether based upon indemnity or otherwise, exceed an amount equal to the sums invested by MPX in the engineering, construction and installation of the System.

   26.   ACCESS AND SECURITY.

      26.1 SES agrees, upon reasonable request, to allow MPX direct ingress and egress to and from all MPX Space to be provided to MPX at the Points of Presence as described above, and to permit MPX to be on SES's premises at such times as may be required for MPX to perform any appropriate maintenance and repair of the MPX Equipment located at such MPX Space. SES may require that a representative of SES accompany any representatives of MPX having access to the MPX Space. Employees and agents of MPX shall, while on the premises of SES, comply with all rules and regulations, including security requirements and, where required by government regulations, submission of satisfactory governmental clearances.

      26.2 MPX and MPX's designees shall have the right to visit any of the facilities of SES (other than the MPX Space) utilized in providing the System upon reasonable prior written notice to SES, provided that SES may require that a representative of SES accompany any representatives of MPX or of an MPX designee making such visit. Such visitation right shall include the right to inspect the System and to review worksheets, to review performance or service data, and to review other documents used in conjunction with this Agreement. Employees and agents of MPX or of an MPX designee shall, while on the premises of SES, comply with all rules and regulations, including security requirements and, where required by government regulations, submission of satisfactory governmental clearances.

      26.3 MPX shall provide to SES a list of MPX's or MPX designees employees who are performing work on, or who have access to, the MPX Space. SES shall have the right to notify MPX that certain MPX or MPX designees employees are excluded if, in the reasonable judgment of SES, the exclusion of such employees is necessary for the proper security and maintenance of SES's facilities.

   27.   CONFIDENTIALITY.

      27.1 Each Party agrees to provide to the other Party such information as shall be necessary to permit performance of their respective obligations hereunder. Each Party hereto shall, at or prior to the time of providing information, identify in writing all Confidential Information provided by such Party to the other Party to this Agreement. Neither Party hereto will, without the prior written consent of the Party providing such Confidential Information--

      27.1(a)   use any portion of such Confidential Information for any purpose other than performance pursuant to this Agreement, or

      27.1(b)   disclose any portion of such Confidential Information to any persons or entities other than the officers and employees of such Party who reasonably need to have access to the Confidential Information for purposes of performance under this Agreement and who are bound by appropriate confidentiality agreements and commitments consistent with those utilized by such Party in protecting its own confidential information.

Nothing herein shall be construed to prohibit SES from utilizing Confidential Information of a technical nature provided by MPX in connection with SES's operation, maintenance and use of the SES Interest or other telecommunications facilities of SES or to prohibit MPX from utilizing Confidential Information of a technical nature provided by SES in connection with MPX's use of the MPX Interest or other telecommunications facilities of MPX, notwithstanding the fact that such activities might not, for some purposes, be deemed to be performance pursuant to this Agreement.

      27.2 The obligations of a recipient Party with respect to Confidential Information shall remain in effect (during and after the Term of this Agreement) except to the extent that--

      27.2(a)   such Confidential Information becomes generally available to the public other than as a result of unauthorized disclosure by the recipient or persons to whom the recipient has made the information available,

      27.2(b)   such Confidential Information has been released without
   restriction by the Party providing the Confidential Information to another person or entity,

      27.2(c)   such Confidential Information was received by the recipient on a non-confidential basis from a third party lawfully possessing and lawfully entitled to disclose such information, or

      27.2(d)   the recipient Party is able to establish that the Confidential
   Information was independently developed or discovered by employees or agents of such Party who had not knowledge of the Confidential Information by reason of the disclosure hereunder.

Confidential Information shall remain the property of the disclosing Party, and shall be returned to the disclosing Party

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or shall be destroyed upon termination of the performance pursuant to this
Agreement on the basis of which such Confidential Information was provided. Each recipient Party agrees to safeguard Confidential Information utilizing the same degree of care utilized by such recipient Party in protecting its own confidential information.

   28.   OTHER ACTIVITIES OF PARTIES.

   Each Party may engage in and possess interests in other business ventures of any nature whatsoever, and may conduct all activities, including activities in connection with fiber optic and other telecommunications facilities, except as specifically and explicitly limited pursuant to this Agreement. Nothing in this Agreement is intended, or shall be interpreted, to restrict either Party in connection with any such activity contemplated pursuant to this Agreement, so long as a Party does not violate any specific, explicit restriction or obligation set forth in this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement shall be construed or interpreted to prohibit SES from installing, or permitting others to install, additional telecommunications capacity, including fiber optic transmission capacity, within the rights-of-way constituting any Route Segment, or from operating such telecommunications capacity (alone or in combination with others) in competition with the MPX Interest.

   29.   DISPUTE RESOLUTION.

   Each party to this Agreement agrees to use good faith efforts to negotiate and resolve any controversy or claim between the Parties hereto arising out of or relating to this Agreement or any breach thereof (a "Dispute"). If a Dispute cannot be resolved through such efforts, then either Party may seek resolution of a Dispute by submitting such Dispute to a "Dispute Committee," consisting of one designee of each Party, by a written submission delivered to the other Party. The Dispute Committee shall consider the Dispute within the 30 day period following the date of such submission.

   If any Dispute cannot be resolved by the Dispute Committee within said period in accordance with the procedures set forth in the preceding paragraph, then both Parties shall be entitled to pursue their remedies at law and in equity with respect to the dispute. During the pendency of a Dispute, the Parties shall continue to satisfy all of their obligations pursuant to this Agreement.

   30.   CONDITIONS PRECEDENT.

All obligations of the Parties hereto are subject to the condition that all requisite governmental and regulatory approvals of the execution, delivery and performance of this Agreement shall have been received. The Parties agree to exert their best efforts to obtain all such approvals as promptly as reasonably practicable and, in furtherance thereof, to modify or amend this Agreement in such particulars as may be required to obtain such approval.

   31.   NOTICES.

   All notices or other communications required to be given hereunder shall be in writing and delivered either personally or by mail, courier, or similar reliable means of dispatch, or by facsimile ("FAX"), addressed as follows:

      31.1   To SES.

   Southern Development and Investment Group, Inc.
   64 Perimeter Center East
   Atlanta, GA  30346
   Attn:    Robert E. Jones
   FAX:     404-668-4877

   with additional copies (which shall not constitute notice) to:

   Southern Company Services, Inc.
   64 Perimeter Center East
   Atlanta, GA  30346
   Attn:    Robert Beason
   FAX:     404-668-4059

                         and

   Southern Company Services, Inc.
   64 Perimeter Center East
   Atlanta, GA 30346
   Attn:    Manager, Telecommunications New Business
   FAX:     404-668-4617

                         and

   Troutman Sanders
   5200 NationsBank Plaza
   600 Peachtree Street, N.E.
   Atlanta Georgia  30308
   Attn:     Robert P. Edwards, Jr.
             ------------------------
   FAX:      (404) 885-3900
             ------------------------

      31.2   To MPX.

   MPX Systems, Inc.
   440 Knox Abbott Drive, Suite 240
   Cayce, SC  29033
   Attn:     Michael D. Blackwell
   FAX:      803-343-2387

   with an additional copy (which shall not constitute notice) to:

   SCANA Corporation
   1426 Main Street
   Columbia, SC  29218
   Attn:     General Counsel
   FAX:      (803) 748-3336

   Each Party may designate by notice in writing a new address or addressee for itself to which any notice or other communication many thereafter be so given, served or sent. Notices or other communications delivered personally shall be effective for all purposes upon delivery and notices or other communications delivered by any other means shall be effective for all purposes upon their receipt by the Party to whom they are addressed. Notices or other communications

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      Revised and Restated Fiber Optic Facilities and Services Agreement
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transmitted by FAX shall be transmitted using a sending machine that creates a written confirmation of the transmission, which confirmations shall be retained by the sending Party for not less than three (3) years, and shall be deemed to be received one (1) hour after the time-stamp placed on the FAX by the sending machine if transmitted during the recipient's usual business hours at the receiving location, and one (1) hour after the start of recipient's usual business hours at the receiving location on the next business day if transmitted at any other time.

   32.   ASSIGNMENT; RIGHT OF FIRST OFFER/REFUSAL.

      32.1   By SES.

      32.1(a)   Prohibition of Assignment--  SES may not assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of MPX, which shall not be unreasonably withheld or delayed, and any purported assignment of this Agreement by SES without such consent shall be void ab initio; provided, however, that the foregoing shall not be construed to limit the right of SES to transfer, sell, or convey to any person or entity, subject to the rights of MPX hereunder, any or all of the Electric Facilities on or in which any item of Cable or Equipment may now or hereafter be installed pursuant to this Agreement. For purposes of this Paragraph 31.1(a), a consolidation or merger of The Southern Company with or into any other corporation, a consolidation or merger of any other corporation with or into The Southern Company, or a change of control of The Southern Company shall not be deemed to be an assignment of this Agreement by SES.

      32.1(b)   Right of First Negotiation--  If at any time, or from time to time, during the term of this Agreement, SES intends to transfer, sell, or convey to any person or entity any or all of the Electric Facilities on or in which any item of Cable or Equipment may now or hereafter be installed pursuant to this Agreement as permitted by Paragraph 32.1(a), and in connection therewith shall desire irrevocably to transfer, sell, or convey all or any portion of the SES Fibers installed on or in such Electric Facilities, SES shall give MPX notice of its intention to transfer, sell, or convey such Electric Facilities and its desire in connection therewith so to transfer, sell, or convey such SES Fibers. MPX and SES shall thereafter diligently negotiate in good faith with respect to the sale of such SES Fibers to MPX. If such negotiations do not result in a definitive written acquisition agreement, a written letter or other written agreement in principle within thirty (30) days after such notice is given, for the sale or transfer of such SES Fibers to MPX, then SES may sell or otherwise dispose of such SES Fibers to the same person or entity to whom it transfers, sells, or conveys the Electric Facilities on or in which such SES Fibers are installed. If SES sells such SES Fibers as permitted by the immediately preceding sentence, then MPX's right pursuant to this Paragraph 32.1(b) with respect to the SES Fibers so sold by SES shall terminate and shall thereafter have no force or effect.

   32.2  By MPX.

      32.2(a)   Prohibition of Assignment--  MPX may not assign this Agreement, in whole or in part, or transfer, sell, or convey all or any portion of the Cable, Equipment, or MPX Fibers installed on any Route Segment, whether by operation of law or otherwise, except in accordance with this Subsection 32.2, and any purported assignment, transfer, sale, or conveyance without compliance with the provisions of this Subsection 32.2 shall be void ab initio. For purposes of this Paragraph 32.2(a), a consolidation or merger of MPX with or into any other corporation, a consolidation or merger of any other corporation with or into MPX, or a change of control of MPX shall be deemed to be an assignment of this Agreement by MPX. For purposes of the preceding sentence, "control" means the possession, directly or indirectly, of the power to vote on an aggregate basis at least fifty percent (50%) of the outstanding voting capital stock of MPX, to elect a majority of the Board of Directors of MPX, or to direct or cause a direction of management and policies of MPX, whether through the ownership of voting securities, by contract or otherwise.

      32.2(b)   Right of First Offer--  If at any time, or from time to time, during the term of this Agreement, MPX shall desire to assign this Agreement, in whole or in part, or to transfer, sell, or convey all or any portion of the Cable, Equipment, or MPX Fibers installed on any Route Segment or permanently and irrevocably to transfer the right to use any MPX Fibers physically located on any right-of-way of Mississippi Power (the "Subject Assets") (but shall not have received an unsolicited offer to purchase such assets), MPX and SES shall thereafter diligently negotiate in good faith with respect to the sale of the Subject Assets to SES. If such negotiations do not result in a definitive written acquisition agreement, a written letter or other written agreement in principle within thirty (30) days after such notice is given, for the sale or transfer of the Subject Assets to SES, then for a one hundred eighty (180) day period thereafter, MPX may offer to sell or otherwise dispose of the Subject Assets to a third party for a price that is not less than the most recent offer, if any, by SES for such Subject Assets. If MPX sells the Subject Assets or any portion thereof pursuant to any such agreement entered into during such

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   one hundred eighty (180) day period, then SES's rights pursuant to this
   Paragraph 32.2(b) with respect to the Subject Assets so sold by MPX shall terminate and shall thereafter have no force or effect. If and to the extent, however, MPX has not entered into a definitive written acquisition agreement, a written letter or other written agreement in principle with any third party during such one hundred eighty (180) day period, or if MPX has entered into such an agreement with a third party and the sale of any of the Subject Assets pursuant thereto does not close, then MPX shall again be bound by the provisions of this Paragraph 32.2(b) with respect to such of the Subject Assets not so sold by MPX pursuant to such written letter or other written agreement in principle entered into during such one hundred eighty (180) day period.

      32.2(c)   Right of First Refusal--  If MPX shall receive at any time other than the one hundred eighty (180) day period set forth in Paragraph 32.2(b), an offer to purchase, acquire, or otherwise receive any or all of the Subject Assets which MPX desires to accept (an "Offer"), MPX shall give SES written notice of the Offer, accompanied by a copy of such Offer (with the name of the offeror and other identifying information redacted), and such notice shall constitute a binding offer from MPX to sell such Subject Assets to SES, upon the terms and conditions set forth in the Offer. SES shall have a period of thirty (30) days after SES's receipt of notice of the Offer to deliver to MPX written notice of acceptance thereof pursuant to the terms set forth in the Offer, subject to any regulatory approvals which SES deems are necessary or appropriate; provided, however, in the event any or all of the purchase price set forth in the Offer consists of property other than cash or marketable securities, then SES shall have the right to substitute property or cash equal to the fair market value of such property (determined by a qualified appraiser, if necessary) for the payment of such portion of the purchase price of the Subject Assets. SES shall have a one hundred eighty
   (180) day period after giving written notice of the acceptance of the Offer to obtain any and all regulatory approvals (including, without limitation, the approval of the SEC pursuant to the Public Utility Holding Company Act of 1935, if required) which SES, in its reasonable discretion, determines are necessary. SES shall exert its best efforts to obtain, and shall diligently prosecute its applications for, all such necessary regulatory approvals as promptly as reasonably practical, and MPX agrees to cooperate with SES in seeking such approval; provided, however, that all fees and costs related thereto shall be borne by SES.

      32.2(d)   Earnest Money--

      32.2(d)(i) At the time of delivery to MPX of its notice of acceptance of the Offer, SES shall deposit with an escrow agent designated by SES, subject to the reasonable approval of MPX, an earnest money ("Earnest Money") payment equal to any cash earnest money payment included in the Offer.

      32.2(d)(ii) SES shall direct such escrow agent to pay MPX the Earnest Money in the event that SES's purchase of the Subject Assets is not closed within one hundred eighty (180) days after the delivery of the Earnest Money to the Escrow Agent; provided, however, the Earnest Money shall be returned to SES if the purchase of the Subject Assets is not consummated within the one hundred eighty (180) day period set forth in Paragraph 32.2(c) as a result of MPX's default in or breach of its obligations to consummate such sale. If MPX becomes entitled to the Earnest Money, all rights of SES under this Subsection 32.2 with respect to such of the Subject Assets as to which a purchase by SES is not consummated shall thereupon automatically terminate.

      32.2(e)      Closing--  The closing of the sale of the Subject Assets to
   SES shall take place at SES's principal office on a date designated by SES which shall be within thirty (30) days after the later of SES's notice of acceptance of the Offer or the date all required governmental approvals are obtained.

      32.2(f)      Transfer to Third Party--

      32.2(f)(i)   In the event SES fails to accept the terms of the Offer and to deposit the Earnest Money as provided in Paragraph 32.2(d) within the thirty (30) day period described in Paragraph 32.2(c), MPX shall have the right to accept the Offer and close the sale of the Subject Assets within the period which ends on the later of one hundred eighty (180) days after the expiration or waiver of SES's rights to purchase the Subject Assets or 30 days after the date all required regulatory or other governmental approvals are obtained, after which period MPX may not sell, assign, transfer or otherwise dispose of the Subject Assets without again first complying with Paragraph 32.2(c). In the event SES accepts the terms of the Offer pursuant to Paragraph 32.2(c) but fails to close such purchase, Paragraph 32.2(c) shall terminate with respect to the Subject Assets to which such Offer relates and shall thereafter have no further force or effect with respect to any subsequent Offer concerning such Subject Assets.

      32.2(f)(ii) As a condition to any sale, transfer, license, assignment or other disposition of all or any portion of the Subject Assets to a third party, such third party shall agree to assume the then remaining obligations of MPX under this Agreement and, to

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      document such obligations, shall execute a counterpart, become a party, or execute an agreement with terms substantially similar, to this Agreement.

      32.3 Right to Permit Others to Use Interest Not Affected. No provision of this Agreement, including, without limitation, the preceding Subsections of this Section 32, shall be construed to limit the right of SES or of MPX, as the case may be, to permit the use of all or any portion of the SES Interest or the MPX Interest, as the case may be, by any person or entity, including, without limitation, on an indefeasible right of user basis, subject to the provisions hereof.

      32.4 Confidentiality. All information and communications required by this Section 32 to be given by one Party to the other shall be treated as Confidential Information.

   33.   GENERAL.

      33.1 Access to Records. Upon the reasonable request of the other Party, each party shall make all of its books and records available to (in the sole discretion of the disclosing Party) the requesting Party or an independent public accounting firm selected and paid by the requesting Party for the purpose of verifying any amount payable to either Party by the other hereunder.

      33.2 Expenses. Except for costs and expenses specifically assumed by a Party under this Agreement, each Party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements.

      33.3 Compliance with Laws. Each Party to this Agreement shall comply, at its own expense, with all applicable laws, statutes, regulations, rules, ordinances, orders, injunctions, writs, decrees or awards of any government or political subdivision thereof, or any agency, authority, bureau, commission, department or instrumentality thereof, or any court, tribunal, or arbitrator, in all applicable, material respects in connection with all activities and all performance under or in connection with this Agreement.

      33.4 Force Majeure. Notwithstanding any provision of this Agreement, the performance of the obligations set forth in this Agreement, other than obligations to pay money, shall be suspended or excused in the event that such performance is adversely affected by an event of Force Majeure or its adverse effects.

      33.5 Amendment. This Agreement shall not be amended, altered or modified, except by an instrument in writing duly executed by all Parties.

      33.6 Binding Effect. Limitation of Benefits. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. It is the explicit intention of the Parties hereto that no person or entity, other than the Parties hereto, is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the Parties hereto, and that the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the Parties hereto or their respective successors or permitted assigns.

      33.7 Severability. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions of said Agreement.

      33.8 Independent Contractors. In all matters pertaining to this Agreement, the relationship of SES and MPX shall be that of independent contractors, and neither SES nor MPX shall make any representations or warranties that their relationship is other than that of independent contractors. This Agreement is not intended to create, nor shall it be construed to create, any partnership, joint venture, employment or agency relationship between MPX and SES; and no Party hereto shall have the power to bind or obligate any other Party. No Party hereto shall be liable or the payment or performance of any debts, obligations, or liabilities of the other Party, unless expressly assumed in writing herein or otherwise. Each Party retains full control over the employment, direction, compensation and discharge of its employees, and will be solely responsible for, all compensation of such employees, including social security, withholding and worker's compensation responsibilities. Notwithstand-ing the foregoing, Southern Company Services, Inc. is authorized to act on behalf of Alabama Power, Georgia Power, Gulf Power, Mississippi Power, Savannah Electric, and SEGCO.

      33.9 Exercise of Right. No failure or delay on the part of either Party hereto in exercising any right, power or privilege hereunder and no court of dealing between the Parties shall act as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      33.10 Additional Actions and Documents. Each of the Parties hereto hereby agrees to take or cause to be taken such further actions, to execute, acknowledge, deliver and file or cause to be executed, acknowledged, delivered and filed such further documents and instruments, and to use best efforts to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, whether at or after the execution of this Agreement.

      33.11 Survival. It is the express intention and agreement of the Parties hereto that all covenants, agreements, statements, representations, warranties and

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indemnities made in this Agreement shall survive the execution and delivery of this Agreement.

      33.12 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein, including, without limitation, the Georgia Agreement, as amended, and the Alabama Agreement, as amended; provided, however, that all rights and obligations of the Parties under the Georgia Agreement or the Alabama Agreement, or both, which have accrued prior to the Restatement Date shall survive the execution of this Agreement to the extent that they are not modified herein. This Revised and Restated Fiber Optic Facilities and Services Agreement dated as of June 9, 1995 expressly supersedes the provisional Revised and Restated Fiber Optic Facilities and Services Agreement dated as of May 12, 1995.

      33.13 Headings. Headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

      33.14 Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of or on behalf of each Party appear on each counterpart; but it shall be sufficient that the signature of or on behalf of each appear on one or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of or on behalf of all the Parties.

   34.   COMPLETION OF EXHIBITS.

   The Parties acknowledges that they have executed this Agreement without completing Exhibits B, C, I, J, and K. SES and MPX agree to use their best efforts to complete such Exhibits within one hundred eighty (180) days after the Restatement Date, but no failure to complete any such Exhibit shall impair the binding nature of this Agreement or affect the rights of the Parties as set forth herein.

   IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed on their behalf, as of the Restatement Date.


SOUTHERN DEVELOPMENT AND
  INVESTMENT GROUP, INC.


By:  /s/ Kevin Fletcher
   --------------------------
Name:  Kevin Fletcher
     ------------------------
        (Printed or Typed)

Its:  President
    -------------------------
              (Title)


By:  /s/ Tommy Chisholm
   --------------------------

Name:  Tommy Chisholm
     ------------------------
        (Printed or Typed)

Its:  Secretary
     ------------------------
              (Title)




          (CORPORATE SEAL)

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                                 Page 26 of 27
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Southern Electric System                                      MPX Systems, Inc.
      Revised and Restated Fiber Optic Facilities and Services Agreement
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MPX SYSTEMS, INC.



By:  /s/ M. D. Blackwell
   ------------------------------

Name:  M. D. Blackwell
     ----------------------------
        (Printed or Typed)

Its:  Executive Vice President
     ----------------------------
              (Title)


Attest:  /s/ W. B. Timmerman
       --------------------------
Name:  W. B. Timmerman
     ----------------------------
        (Printed or Typed)

Its:  Sr. Vice President
     ----------------------------
              (Title)


          (CORPORATE SEAL)

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                                 Page 27 of 27